       As filed with the Securities and Exchange Commission on February 25, 2000


                                               1933 Act Registration No. 2-76909
                                              1940 Act Registration No. 811-3443

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.
                                 ----

     Post-Effective Amendment No.  24            X
                                  ----          ---


               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  25                           X
                   ----                         ---


                        (Check appropriate box or boxes)

                              AIM SUMMIT FUND, INC.
                              ---------------------
                     (formerly Summit Investors Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------

                                Charles T. Bauer
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

  Stephen I. Winer, Esquire                       Martha J. Hays, Esquire
    A I M Advisors, Inc.                  Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100                  1735 Market Street, 51st Floor
 Houston, Texas  77046-1173               Philadelphia, Pennsylvania  19103-7599


         Approximate Date of Proposed Public Offering: February 28, 2000
                                                       -----------------


It is proposed that this filing will become effective:

        immediately upon filing pursuant to paragraph (b)
    ---


     X  on February 28, 2000 pursuant to paragraph (b)
    ---

        60 days after filing pursuant to paragraph (a)(1)
    ---
        on (date) pursuant to paragraph (a)(1)
    ---
        75 days after filing pursuant to paragraph (a)(2)
    ---
        on (date) pursuant to paragraph (a)(2) of rule 485.
    ---

                            (Continued on Next Page)

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock

      AIM SUMMIT FUND, INC.
      -----------------------------------------------------------------------

      Class I Shares
      AIM Summit Fund, Inc. seeks to provide growth of capital.

                                                   AIM--Registered Trademark--
      PROSPECTUS

      FEBRUARY 28, 2000



                                     Class I Shares of the fund are
                                     offered to and may be purchased by
                                     the general public primarily through
                                     AIM Summit Investors Plans I, a unit
                                     investment trust. Details of AIM
                                     Summit Investors Plans I, including
                                     the creation and sales charges and
                                     the custodian charges applicable to
                                     AIM Summit Investors Plans I, are
                                     found in the AIM Summit Investors
                                     Plans I Prospectus. You should read
                                     both this Prospectus and the
                                     Prospectus of AIM Summit Investors
                                     Plans I and keep these Prospectuses
                                     for future reference.


                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     An investment in the fund:



                                           - is not FDIC insured;



                                           - may lose value; and



                                           - is not guaranteed by a bank.



                                     The Board of Directors voted to
                                     request shareholder approval of
                                     certain items. For further
                                     information on these items, see
                                     Submission of Matters to
                                     Shareholders in this prospectus.



      [AIM LOGO APPEARS HERE]                    INVEST WITH DISCIPLINE
                                                 --Registered Trademark--

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES        A-1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND   A-1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                    A-2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                       A-2

Performance Table                          A-2

FEE TABLE AND EXPENSE EXAMPLE              A-3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                  A-3

Expense Example                            A-3

FUND MANAGEMENT                            A-4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                A-4

Advisor Compensation                       A-4

Portfolio Managers                         A-4

OTHER INFORMATION                          A-5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                A-5

Submission of Matters to Shareholders      A-5

FINANCIAL HIGHLIGHTS                       A-6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-7
- - - - - - - - - - - - - - - - - - - - - - - -

Pricing of Shares                          A-7

Sales of Shares                            A-7

Redemption of Shares                       A-7

Taxes                                      A-8

Open Account                               A-8

Other Information                          A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -



The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital.

  The fund seeks to meet this objective by investing primarily in common stocks of companies that the portfolio managers believe have the potential for growth in earnings, including small-sized growth companies, and in common stocks believed to be undervalued relative to other available investments. The fund may also invest up to 20% of its total assets in foreign securities, including securities of companies located in developing countries, i.e., those that are in their initial stages of their industrial cycles.

  The portfolio managers purchase securities of companies that they believe have the potential for growth. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.


  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than the prices of equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relatively low market liquidity, the relative lack of information about these companies and the potential lack of strict financial and accounting controls and standards.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class I Shares from year to year.

                                    [GRAPH]


                                              ANNUAL
YEAR ENDED                                    TOTAL
DECEMBER 31                                   RETURNS
-----------                                   -------
1990 .......................................   0.93%
1991 .......................................  43.64%
1992 .......................................   4.50%
1993 .......................................   8.28%
1994 .......................................  (2.82)%
1995 .......................................  35.14%
1996 .......................................  19.87%
1997 .......................................  24.22%
1998 .......................................  34.45%
1999 .......................................  50.76%



  During the periods shown in the bar chart, the highest quarterly return was 37.12% (quarter ended March 31, 1999) and the lowest quarterly return was -28.30% (quarter ended March 31, 1987).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - -- - - - - - - - - - - - - - - - - -
(for the periods ended
December 31, 1999)       1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------
Class I Shares            37.95%       30.13%       19.52%
S & P 500(1)              21.03%       28.54%       18.19%
----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - -- - - - - - - - - - - - - - - - - -
(for the periods ended        SINCE             INCEPTION
December 31, 1999)          INCEPTION              DATE
----------------------------------------------------------
Class I Shares               16.28%              11/01/82
S & P 500(1)                 17.99%(2)           10/31/82(2)
----------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of Class I Shares.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - -  - - - - - - - - - -
(expenses that are deducted
from fund assets)
--------------------------------------------------
Management Fees                           0.63%

Other Expenses                            0.04

Total Annual Fund
Operating Expenses                        0.67%
--------------------------------------------------


EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
Class I
Shares        $68      $214      $373       $835
--------------------------------------------------

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor), 11 Greenway Plaza, Suite 100, Houston, TX 77046, serves as the fund's investment advisor. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976, and together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.63% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1982.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1986.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and Portfolio Manager with Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.



SUBMISSION OF MATTERS TO SHAREHOLDERS



At a meeting held on February 3, 2000, the Board of Directors of the fund voted to request shareholders to approve the following items that will affect the fund:



- Adoption of a Distribution Plan for the Class I shares of the fund. Under the Distribution Plan and a related distribution agreement, the fund will pay a fee of 0.10% of the average daily net assets attributable to Class I shares held in AIM Summit Investors Plans I;



- An Agreement and Plan of Reorganization which provides for the reorganization of the fund, which is currently a Maryland corporation, as a Delaware business trust;



- A new advisory agreement between the fund and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future); and



- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in the fund's statement of additional information.



     The Board of Directors of the fund has called a meeting of the fund's shareholders to be held on or about May 3, 2000 to vote on these and other proposals. Only shareholders of record as of February 18, 2000 will be entitled to vote at the meeting. Proposals that are approved are currently expected to become effective on or about June 30, 2000.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                             CLASS I SHARES
                                               --------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                  1999            1998            1997            1996            1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    14.96      $    15.15      $    12.99      $    12.14      $     9.78
Income from investment operations:
  Net investment income                                --            0.03            0.02            0.04            0.04
  Net gains on securities (both realized and
    unrealized)                                      6.16            1.23            3.34            1.69            2.81
  Total from investment operations                   6.16            1.26            3.36            1.73            2.85
Less distributions:
  Dividends from net investment income              (0.04)          (0.02)          (0.03)          (0.03)          (0.10)
  Distributions from net realized gains             (0.91)          (1.43)          (1.17)          (0.85)          (0.39)
    Total distributions                             (0.95)          (1.45)          (1.20)          (0.88)          (0.49)
Net asset value, end of period                 $    20.17      $    14.96      $    15.15      $    12.99      $    12.14
Total return(a)                                     42.79%           9.49%          28.53%          15.61%          31.03%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $2,623,901      $1,830,032      $1,650,234      $1,261,008      $1,050,011
Ratio of expenses to average net assets              0.67%(b)        0.67%           0.68%           0.70%           0.71%
Ratio of net investment income to average net
  assets                                            (0.01)%(b)       0.23%           0.11%           0.29%           0.33%
Portfolio turnover rate                                92%             83%             88%            118%            126%
-------------------------------------------------------------------------------------------------------------------------



(a) Does not deduct sales charges.


(b) Ratios are based on average net assets of $2,381,357,904.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the fund's Board of Directors. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when you will not be able to purchase or redeem shares.


  The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. The fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.


SALES OF SHARES

The fund will not offer its Class I Shares to the general public except through AIM Summit Investors Plans I. However, the following persons may purchase shares of the fund directly through A I M Distributors, Inc. (the distributor) at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, children, parents and parents of spouse) of any such person, of A I M Management Group Inc. (AIM Management) or its affiliates, or of any investment company managed or advised by the advisor; or (b) any employee benefit plan established for employees of AIM Management or its affiliates. The fund reserves the right to reject any purchase order. The terms of offering of AIM Summit Investors Plans I are contained in the Prospectus of AIM Summit Investors Plans I.

REDEMPTION OF SHARES

The following discussion relates only to those investors who hold shares of the fund directly. Planholders should consult their AIM Summit Investors Plans I Prospectus for the requirements for redemption of fund shares held in a Plan.

  You may redeem your shares of the fund at any time without charge, either by a written request to Boston Financial Data Services, Inc. (BFDS), or by calling BFDS at (617) 483-5000, subject to the restrictions specified below. Upon receipt by BFDS of a proper request, the fund will redeem shares in cash at the next determined net asset value. All written redemption requests must be directed to BFDS, P.O. Box 8300, Boston, Massachusetts 02266-8300, Attention:
AIM Summit Fund, Inc. Any written request sent to the fund will be forwarded to BFDS and the effective date of the redemption request will be when the request is received by the distributor or BFDS.


  Written requests for redemption must include: (1) original signatures of all registered owners; (2) your account number; (3) if BFDS does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). BFDS may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable.



  BFDS requires a signature guarantee when you redeem by mail and: (1) the amount is greater than $50,000; (2) you request that payment be made to someone other than the name registered on the account; (3) you request that payment be sent somewhere other than the bank of record on the account; or (4) you request that payment be sent to a new address or an address that changed in the last 30 days.



  BFDS will accept a guarantee of your signature by a number of financial institutions. Call BFDS for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.



  You may also request redemptions by telephone by calling BFDS at (617) 483-5000. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3) you do not hold physical share certificates; (4) you can provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not redeem by telephone. BFDS must receive your call during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.



  BFDS normally will send out checks within one business day, and in any event no more than seven days, after it accepts your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.



  If you mail BFDS a request in good order to redeem your shares, it will mail you a check in the amount of the redemption proceeds to the address on record. If your request is not in good order, you may have to provide BFDS with additional documentation in order to redeem your shares.



  If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------


(if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. BFDS uses reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.



  You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. BFDS will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to BFDS.



TAXES


In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions. Every year, an account statement showing the amount of dividends and distributions you received from the fund during the prior year will be sent to you. Any long-term or short-term capital gains realized from redemptions of shares of the fund will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in shares of the fund may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

OPEN ACCOUNT

The following discussion of an open account is applicable only to those shareholders who hold shares of the fund directly.


  The fund maintains an open account for each shareholder, under which additional fund shares acquired through reinvestment of dividends and capital gains distributions are held by State Street Bank and Trust Company for the shareholder's account unless the shareholder elects to receive stock certificates or to obtain dividends and distributions in cash. Stock certificates (in full shares only) are issued without charge (but only on written request) and may be redeposited at any time. It is anticipated that as a matter of convenience most shareholders will not request certificates. A shareholder receives a statement from BFDS after each acquisition or redemption of fund shares, and after each dividend or capital gains distribution.



OTHER INFORMATION



The fund currently offers two classes of shares each of which share a common investment objective and portfolio of investments. The two classes differ only with respect to distribution arrangements for different categories of investors.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite 100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 995-4246

---------------------------------------------------------


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


-----------------------------------
 AIM Summit Fund, Inc.
 SEC 1940 Act file number: 811-3443
-----------------------------------

[AIM LOGO APPEARS HERE]            SUM-PRO-1              INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                       STATEMENT OF ADDITIONAL INFORMATION




                              AIM SUMMIT FUND, INC.

                                 CLASS I SHARES



                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                                 (713) 626-1919






                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
               A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION
                   WITH A PROSPECTUS OF THE ABOVE-NAMED FUND,
               A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM
                        AUTHORIZED DEALERS OR BY WRITING
                    A I M FUND SERVICES, INC., P.O. BOX 4739,
                           HOUSTON, TEXAS 77210-4739.



                                ----------------






          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2000, RELATING TO THE CLASS I SHARES PROSPECTUS DATED FEBRUARY 28, 2000,

                                TABLE OF CONTENTS

                                                                                                               Page
INTRODUCTION......................................................................................................1

         Submission of Matters to Shareholders....................................................................1

PERFORMANCE INFORMATION...........................................................................................3

         Total Return Quotations..................................................................................4

GENERAL INFORMATION ABOUT THE FUND................................................................................6

         The Fund and its Capital Stock...........................................................................6

MANAGEMENT OF THE FUND............................................................................................6

         Directors and Officers...................................................................................6
         The Investment Advisor..................................................................................12
         Expenses................................................................................................13
         Transfer Agent and Custodian............................................................................14
         Reports.................................................................................................14

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................14

         Reinvestment of Dividends and Distributions.............................................................14
         Qualification as a Regulated Investment Company.........................................................15
         Determination of Taxable Income of a Regulated Investment Company.......................................15
         Excise Tax on Regulated Investment Companies............................................................16
         Fund Distributions......................................................................................17
         Sale or Redemption of Fund Shares.......................................................................18
         Foreign Shareholders....................................................................................18
         Effect of Future Legislation; Local Tax Considerations..................................................19

SHARE PURCHASES, REDEMPTIONS AND REPURCHASES.....................................................................19

         Purchases and Redemptions...............................................................................19
         Suspension of Right of Redemption.......................................................................19
         Valuation of Shares.....................................................................................19
         The Distribution Agreement..............................................................................20

INVESTMENT STRATEGIES AND RISKS..................................................................................20

         Investment Program......................................................................................21
         Common Stocks...........................................................................................21
         Preferred Stocks........................................................................................21
         Convertible Securities..................................................................................22
         Corporate Debt Securities...............................................................................22
         U.S. Government Securities..............................................................................22
         Real Estate Investment Trusts ("REITs").................................................................22
         Warrants................................................................................................23
         Foreign Securities......................................................................................23
         Foreign Exchange Transactions...........................................................................24
         Repurchase Agreements...................................................................................25
         Rule 144A Securities....................................................................................25
         Illiquid Securities.....................................................................................25
         Equity-Linked Derivatives...............................................................................25
         Investment in Other Investment Companies................................................................26
         Temporary Defensive Investments.........................................................................26
         Lending of Fund Securities..............................................................................26
         Portfolio Turnover......................................................................................26

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................27

         Introduction............................................................................................27
         General Risks of Options, Futures and Currency Strategies...............................................27
         Cover...................................................................................................28
         Writing Call Options....................................................................................28
         Over-The-Counter Options................................................................................28
         Index Options...........................................................................................29
         Limitations on Options..................................................................................29
         Interest Rate, Currency and Stock Index Futures Contracts...............................................29
         Options on Futures Contracts............................................................................30
         Forward Contracts.......................................................................................30
         Limitations on Use of Futures, Call Options on Futures and Certain Call Options on Currencies...........31

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................31


INVESTMENT RESTRICTIONS..........................................................................................34


MISCELLANEOUS INFORMATION........................................................................................35

         Shareholder Inquiries...................................................................................35
         Legal Matters...........................................................................................35

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION


         AIM Summit Fund, Inc. (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. The information for the Class I Shares (the "Class") of the Fund is included in a Prospectus dated February 28, 2000, which may be obtained without charge by written request to A I M Distributors, Inc. ("AIM Distributors"). Investors may also call A I M Fund Services, Inc. at (800) 995-4246 or dealers authorized by AIM Distributors to distribute the Fund's shares. Investors must receive a Prospectus before they invest.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Class. Some of the information required to be in this Statement of Additional Information is also included in the Class' current prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


SUBMISSION OF MATTERS TO SHAREHOLDERS

         At a meeting held on February 3, 2000, the Board of Directors of the Fund, on behalf of Class I Shares, voted to request shareholder approval to amend the Fund's fundamental investment restrictions. The Board of Directors has called a meeting of the Fund's shareholders to be held on or about May 3, 2000. Only shareholders of record as of February 18, 2000 are entitled to vote at the meeting. Proposals that are approved are currently expected to become effective on or about June 30, 2000.

         If shareholders approve the proposal to amend the Fund's fundamental investment restrictions, the Fund will operate under the following Fundamental investment restrictions:

         The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares:

         (a) the Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions.

         (b) the Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

         (c) the Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         (d) the Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (e) the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (f) the Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (g) the Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Directors has adopted internal guidelines for the Fund relating to certain of these restrictions which the adviser must follow in managing the Fund. Any changes to these guidelines, which are set forth below, require the approval of the Board of Directors.

     1. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an AIM
         Fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

     2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

     3. In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     4. In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.



                             PERFORMANCE INFORMATION

         All advertisements of the Fund will disclose the maximum creation and sales charges, imposed by AIM Summit Investors Plans I (the "Plan") and other fees (collectively, the "Sales Charges") on purchases of shares of the Class. If any advertised performance data does not reflect the maximum Sales Charges, such advertisement will disclose that the Sales Charges have not been deducted in computing the performance data, and that, if reflected, the maximum Sales Charges would reduce the performance quoted. Further information regarding the Class' performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Class. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Class is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Class.

         Total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for the shares of the Class reflects the deduction of the Class' maximum Sales Charges at the time of purchase.

         The Class' total return shows its overall change in value, including changes in share price and assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects the Class' performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Class' performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE CLASS' RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Class may separate its cumulative and average annual returns into income results and capital gains or losses.

         Total return figures for the Class are neither fixed nor guaranteed, and no principal is insured. The Class may provide performance information in reports, sales literature and advertisements. The Class may also, from time to time, quote information published or aired by publications or other media entities which contain articles or segments relating to investment results or other data. The following is a list of such publications or media entities:

Barron's               Fortune                          USA Today
Bloomberg              Investor's Business Daily        U.S. News & World Report
Business Week          Money                            Wall Street Journal
Economist              Mutual Fund Forecaster           Washington Post
Financial World        Mutual Fund Magazine             CNN
Forbes                 New York Times                   CNBC

The Class may also compare its performance to performance data of similar mutual funds as published by the following services:


         Bank Rate Monitor                      Mutual Fund Values (Morningstar)
         CDA Weisenberger                       Ibbotson Associates
         Donoghue's                             Lipper Inc.


         The Class' performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Standard & Poor's 400 Index            Consumer Price Index
         Standard & Poor's 500 Stock Index      Russell Midcap
         Dow Jones Industrial Average           NASDAQ

         The Class may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10-year Treasury Notes
         30-year Treasury Bonds
         90-day Treasury Bills

         Advertising for the Class may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of the Class as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements may disclose
(i) the largest holdings in the Class' portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.


         The Fund may participate in the initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs. Investments in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


         From time to time, the Class' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, or inflation.

         Although performance data may be useful to prospective investors when comparing the Class' performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Class.

         Additional performance information is contained in the Fund's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return, as described in the Prospectus, is as follows:
                                         n
                                  P(1+T)   =ERV

         Where    P     =    a hypothetical initial payment of $1,000.
                  T     =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the 1, 5, or 10 year periods).
                  n     =    number of years.
                  ERV   =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the 1, 5, or 10 year periods
                             (or fractional portion of such period).


         The average annual total return for the Class, for the one-year, five-years, ten years and since inception periods ended October 31, 1999, was 42.79%, 24.93%, 18.05% and 15.31%, respectively. These average annual total returns do not include the reinvestment of dividends and capital gains, and the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of the Class through the Plan. Total returns would be lower if Creation and Sales Charges and Custodian Fees were taken into account. Shares of the Class may be acquired by the general public only through the Plan. Investors should consult the Prospectus of the Plan for complete information regarding Creation and Sales Charges and Custodian Fees.

         The average annual total return for the Class, for the one, five and ten year periods ended October 31, 1999, was 30.65%, 22.73% and 17.00%, respectively. These average annual total returns include the reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed through the Plan. The average annual total returns assume an initial $1,000 lump sum investment at the beginning of each period shown with no subsequent Plan investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned only had they made regular monthly investments over the period. Consult the Plan's Prospectus for more complete information on applicable charges and fees.


         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                  P(1+U)   =ERV

         Where    P     =    a hypothetical initial payment of $1,000.
                  U     =    average annual total return assuming payment of
                             only a stated portion of, or none of, the
                             applicable maximum sales load at the beginning of
                             the stated period.
                  n     =    number of years.
                  ERV   =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:
                                         n
                                  P(1+V)   =ERV

         Where    P     =    a hypothetical initial payment of $1,000.
                  V     =    cumulative total return assuming payment
                             of all of, a stated portion of, or none of, the
                             applicable maximum sales load at the beginning of
                             the stated period.
                  n     =    number of years.
                  ERV   =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.

                       GENERAL INFORMATION ABOUT THE FUND

THE FUND AND ITS CAPITAL STOCK


         The Fund is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on February 17, 1982 and has an authorized capital of 1,760,000,000 shares of common stock, par value $.01 per share. The Class and Class II Shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Fund's Board of Directors with respect to that class and, upon liquidation or dissolution of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fractional shares have the same rights as full shares to the extent of their proportionate interest. Shareholders of the Fund do not have cumulative voting rights. There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, are fully paid and non-assessable. Shares of the Fund are redeemable at the net asset value thereof at the option of the holders thereof.


         The term "majority vote" means the affirmative vote of the Fund or of a particular class of the Fund (a) more than 50% of the outstanding shares of the Fund or class (b) 67% or more of the shares of the Fund or such class present at a meeting if more than 50% of the outstanding shares of the Fund or class are represented at the meeting in person or by proxy, whichever is less.

         The Board of Directors of the Fund may classify or reclassify any unissued shares into shares of any class or classes in addition to that already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the laws of the State of Maryland and the Investment Company Act of 1940, as amended (the "1940 Act").


                             MANAGEMENT OF THE FUND

         The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Fund's advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the investment objective and policies of the Fund and to the general supervision of the Fund's Board of Directors.

DIRECTORS AND OFFICERS

         The directors and officers of the Fund and their principal occupations during the last five years are set forth below. All of the Fund's executive officers hold similar offices with some or all of the other investment companies advised by A I M Advisors, Inc. (the "AIM Funds"). Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ----------------       -------------------------------
*Charles T. Bauer (80)              Chairman and Director  Director and Chairman, A I M Management Group Inc.,
                                                           A I M Advisors, Inc., A I M Capital Management, Inc.,
                                                           A I M Distributors, Inc., A I M Fund Services, Inc. and
                                                           Fund Management Company; and Director and Executive
                                                           Vice Chairman of AMVESCAP PLC.

Bruce L. Crockett,  (55)            Director               Director, ACE Limited (insurance company). Formerly
906 Frome Lane                                             Director, President and Chief Executive Officer, COMSAT
McLean, VA 22102                                           Corporation; and Chairman, Board of Governors of
                                                           INTELSAT (international communications company).

Owen Daly II  (75)                  Director               Formerly, Director, Cortland Trust Inc. (investment
Six Blythewood Road                                        company), CF & I Steel Corp., Monumental Life Insurance
Baltimore, MD 21210                                        Company and Monumental General Insurance Company; and
                                                           Chairman of the Board of Equitable Bancorporation

Edward K. Dunn, Jr. (64)            Director               Chairman of the Board of Directors,  Mercantile Mortgage
2 Hopkins Plaza, 8th Floor,                                Corp. Formerly, Vice Chairman of the Board of
Suite 805                                                  Directors, President and Chief Operating Officer,
Baltimore, MD 21201                                        Mercantile - Safe Deposit & Trust Co.; and President,
                                                           Mercantile Bankshares.

Jack Fields (48)                    Director               Chief Executive Officer, Texana Global, Inc.(foreign
Jetero Plaza, Suite E                                      trading company) and Twenty-First Century Group, Inc.
8810 Will Clayton Parkway                                  (governmental affairs company) and Director, Telscape
Humble, TX 77338                                           International and Administaff. Formerly, Member of the
                                                           U.S. House of Representatives.

**Carl Frischling (63)              Director               Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                           firm). Formerly, Partner, Reid & Priest (law firm).
New York, NY 10022

*Robert H. Graham (53)              Director and           Director, President and Chief Executive Officer, A I M
                                    President              Management Group Inc.; Director and President, A I M
                                                           Advisors, Inc.; Director and Senior Vice President,
                                                           A I M Capital Management, Inc., A I M  Distributors,
                                                           Inc., A I M Fund Services, Inc. and Fund Management
                                                           Company; and Director and CEO, Managed Products,
                                                           AMVESCAP PLC.


-------------------

 * A director who is an "interested person" of the Fund and A I M Advisors, Inc. as defined in the 1940 Act.

** A director who is an "interested person" of the Fund as defined in the 1940 Act.

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ----------------       -------------------------------
Prema Mathai-Davis (49)             Director               Chief Executive Officer YWCA of the USA.
350 Fifth Avenue, Suite 301
New York, NY 10118

Lewis F. Pennock (57)               Director               Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, Texas 77057

Louis S. Sklar (60)                 Director               Executive Vice President, Development and Operations,
The Williams Tower,                                        Hines Interests Limited Partnership (real estate
50th Floor                                                 development).
2800 Post Oak Blvd.
Houston, Texas 77056

Gary T. Crum (52)                   Senior Vice            Director and President, A I M Capital Management, Inc.;
                                    President              Director and Executive Vice President, A I M Management
                                                           Group Inc.; Director and Senior Vice President, A I M
                                                           Advisors, Inc.; and Director, A I M Distributors, Inc.
                                                           and AMVESCAP PLC.

Carol F. Relihan (45)               Senior Vice            Director, Senior Vice President, General Counsel and
                                    President and          Secretary, A I M Advisors, Inc.; Senior Vice President,
                                    Secretary              General Counsel and Secretary, A I M Management Group
                                                           Inc.; Director, Vice President and General Counsel,
                                                           Fund Management Company; General Counsel and Vice
                                                           President, A I M Fund Services, Inc.; and Vice
                                                           President A I M Capital Management, Inc. and A I M
                                                           Distributors, Inc.

Dana R. Sutton (41)                 Vice   President  and  Vice President and Fund Controller, A I M Advisors,
                                    Treasurer              Inc.; and Assistant Vice President and Assistant
                                                           Treasurer, Fund Management Company.

Melville B. Cox (56)                Vice President         Vice President and Chief Compliance Officer, A I M
                                                           Advisors, Inc., A I M Capital Management, Inc.,
                                                           A I M Distributors, Inc., A I M Fund Services, Inc.
                                                           and Fund Management Company.

Edgar M. Larsen (59)                Vice President         Vice President, A I M Capital Management, Inc.



         The Board of Directors has an Audit Committee, a Capitalization Committee, an Investments Committee and a Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

         The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Fund's common stock by classifying and reclassifying the Fund's authorized but unissued shares of common stock, up to the Fund's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock; and
(iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the Fund's prospectus, up to the Fund's authorized capital.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent directors as long as the Fund maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent directors; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.


Remuneration of Directors

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director of the Fund is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of certain other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Fund:

                                                                RETIREMENT
                                                                 BENEFITS              TOTAL
                                             ESTIMATED            ACCRUED           COMPENSATION
                                           COMPENSATION         BY ALL AIM          FROM ALL AIM
         DIRECTOR                          FROM FUND(1)          FUNDS(2)             FUNDS(3)
         --------                          ------------         ----------          ------------
Charles T. Bauer                           $          0         $        0          $          0

Bruce L. Crockett                                 2,045             37,485               103,500

Owen Daly II                                      2,045            122,898               103,500

Edward K. Dunn                                    2,045             55,565               103,500

Jack Fields                                       2,004             15,826               101,500

Carl Frischling(4)                                2,035             97,791               103,500

Robert H. Graham                                      0                  0                     0

John F. Kroeger (5)                                   0             40,461                     0

Prema Mathai-Davis                                2,045             11,870               101,500

Lewis F. Pennock                                  2,035             45,755               103,500

Ian Robinson (6)                                    858             94,442                25,000

Louis S. Sklar                                    2,035             90,232               101,500

-----------

(1) The total amount of compensation deferred by all Directors of the Fund during the fiscal year ended October 31, 1999, including interest earned thereon, was $13,529.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $13,895. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each Director serves as director or trustee of a total of 12 registered investment companies advised by AIM. Data reflects compensation earned during the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, the Fund paid $8,316 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the fund.

(5) Mr. Kroeger was a director until June 11, 1998. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Fund Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

AIM Funds Retirement Plan for Eligible Directors/Trustees


         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. ("AIM Management"), or any of its affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming a specific level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT



                     Number of Years of               Annual Retirement
                      Service With the             Compensation Paid By All
                    Applicable AIM Funds             Applicable AIM Funds
                    --------------------           ------------------------
                             10                             $67,500

                              9                             $60,750

                              8                             $54,000

                              7                             $47,250

                              6                             $40,500

                              5                             $33,750

Deferred Compensation Agreements


         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Fund's

Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Fund. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.


THE INVESTMENT ADVISOR


         The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with AIM. AIM is a wholly owned subsidiary of AIM Management, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM was organized in 1976, and together with its subsidiaries, advises or manages over 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Directors and Officers."


         AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) to file reports or duplicate confirmations regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund; and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         A I M Capital Management, Inc., ("AIM Capital") a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as principal underwriter of other registered investment companies advised or managed by AIM.

         Pursuant to the terms of the Advisory Agreement, AIM: (a) supervises all aspects of the operations of the Fund; (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which AIM considers desirable for inclusion in the Fund; (c) determines which issuers and securities shall be represented in the Fund's investment portfolio and regularly reports thereon to the Fund's Board of Directors; and (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Fund's Board of Directors; and takes, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Fund. Subject to the approval of the Board of Directors and the shareholders of the Fund, AIM may delegate to a sub-advisor certain of its duties, provided that AIM shall continue to supervise the performance of any such sub-advisor.

         As compensation for its services, AIM receives an annual fee, calculated daily and paid monthly, at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Although the advisory fee rate paid by the Fund is higher than that paid by other investment companies, many of those investment companies are a different size or have different objectives than the Fund. The effective rate of fees and expenses paid by the Fund at its current size is lower than that for other funds with similar investment objectives.

         AIM may from to time waive or reduce its fee. Voluntary fee waivers or reductions, may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

         The Advisory Agreement will continue from year to year, provided that it is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the 1940 Act.

         The Advisory Agreement provides that upon the request of the Fund's Board of Directors, AIM may perform, or arrange for the performance of, certain accounting, shareholder servicing and other administrative services to the Fund that are not required to be performed by AIM under the Advisory Agreement. For such services, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be agreed upon by AIM and the Fund's Board of Directors upon a finding by the Board of Directors that the provision of such services is in the best interests of the Fund and its shareholders.


         The Board of Directors has made such a finding and, accordingly, has entered into an Administrative Services Agreement, with AIM (the "Administrative Services Agreement"). Under the Administrative Services Agreement, AIM currently provides the services of a principal financial officer and his staff, who maintain the financial accounts and books and records of the Fund, including the calculation of the daily net asset value of the Fund, and prepare tax returns and financial statements for the Fund and also is reimbursed for any expenses related to providing such services, as well as the services of staff responding to various shareholder inquiries. The Administrative Services Agreement will continue year to year, provided that it is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. In addition, a sub-contract between AIM and A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, provides that AFS may perform certain shareholders services for the Fund which are not required to be performed by AIM under the Advisory Agreement (the "Sub-Contract"). Currently, AFS provides certain shareholders services for the Fund. For such services, while AFS is entitled to receive from AIM such reimbursement of its costs associated with providing those services as may be approved by the Board of Directors, AFS does not presently receive any such reimbursement. Effective March 13, 2000, the Sub-Contract will be terminated.

         During the fiscal years ended October 31, 1999, 1998 and 1997, AIM received management and advisory fees from the Fund of $15,096,393, $11,372,220 and $9,353,715, respectively. See "Expenses."

         For the fiscal years ended October 31, 1999, 1998 and 1997, AIM was reimbursed $114,068, $72,766 and $67,450, respectively, for costs associated with performing administrative services.

         Prior to July 1, 1999, TradeStreet Investment Associates, Inc. ("TradeStreet"), 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255, served as Sub-Advisor. Trade Street is a wholly owned subsidiary of NationsBank, N.A. and a registered investment advisor.

         For the period November 1, 1998 through July 1, 1999 and the fiscal year ended October 31, 1998 and 1997, TradeStreet received fees from AIM of $2,774,130, $3,405,833 and $2,921,391, respectively. See "Expenses."


EXPENSES

         All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in the Advisory Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors' and shareholders' meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of pricing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

TRANSFER AGENT AND CUSTODIAN


         State Street Bank and Trust Company ("State Street Bank" or the "Custodian") acts as a transfer agent for the Class. The transfer agent's administrative duties have been delegated by State Street Bank to its partially-owned affiliate, Boston Financial Data Services, Inc. ("BFDS"). State Street Bank and BFDS receive such compensation from the Class for their services in such capacities as are agreed to from time to time by State Street Bank and the Fund on behalf of the Class. The address of State Street Bank and of BFDS is P.O. Box 8300, Boston, Massachusetts 02266-8300. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AFS, a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will act as a transfer and dividend disbursing agent for the Class beginning on March 13, 2000.


         State Street Bank acts as custodian for the Class' portfolio securities and cash. The Fund pays State Street Bank and BFDS such compensation as may be agreed upon from time to time.

REPORTS

         The Fund will furnish shareholders semi-annually with a list of the investments held in the Class' portfolio and its financial statements. The annual financial statements will be audited by the Fund's independent certified public accountants. The Board of Directors has selected KPMG LLP, 700 Louisiana, Houston, Texas 77002, as the Fund's independent certified public accountants to audit the Fund's books and review the Fund's tax returns.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


         It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gains distributions. It is the Fund's intention to distribute substantially all of its net investment income and capital gains by the end of the calendar year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Class unless the shareholder has elected prior to the record date, by written notice to BFDS, P.O. Box 8300, Boston, Massachusetts 02266-8300,
Attention: AIM Summit Fund, Inc., to receive all such payments in cash. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.


         Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by BFDS prior to the applicable record date. Any dividend and distribution election will remain in effect until BFDS receives a revised written election by the shareholder.

         No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Because shares of the Fund may be purchased by individual investors through the Plan, the following discussion is addressed only to individual (rather than corporate) investors.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


         The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income tax.


         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or
(c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

         Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

         Other hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

         Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company must (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for any calendar year and (2) unless it has made a taxable year election, exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year

(and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS


         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20%), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. If the Fund elects to use equalization accounting, however, a shareholder will be less likely to be taxed on gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service ("IRS").

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that it is an "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and
(iii) subsequently acquires shares of the same or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign persons who file a United States tax return after December 31, 1996, for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                  SHARE PURCHASES, REDEMPTIONS AND REPURCHASES

PURCHASES AND REDEMPTIONS

         The terms of offering of shares of the Class and the methods of accomplishing redemption are set forth in full in the Class' Prospectus and in the Plans' Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

VALUATION OF SHARES


         In accordance with the current rules and regulations of the SEC, the net asset value of a Fund share is determined as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time) on each day in which the NYSE is open for trading. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern
Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Portfolio securities are valued using market values, if available. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of the customary trading session of the NYSE are generally used. The net asset values per share of the Class and Class II Shares of the Fund will differ from each other because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of the Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution, service fees and transfer agency fees (to the extent different rates are charged to different classes) and certain other fees are allocated only to the class to which such expenses relate. The net asset value per share of the Class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the Class from the assets of the Fund allocated to the Class and dividing the result by the total number of shares outstanding of the Class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sale price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sale price on the valuation date, or absent a last sales price, at the closing bid price on that day, option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; and futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair market value are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the customary trading session of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.


THE DISTRIBUTION AGREEMENT

         The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, which in turn is a wholly owned subsidiary of AIM Management, under which the Fund will issue shares at net asset value primarily to State Street Bank, as custodian for the Plan. The address of AIM Distributors is P.O. Box 4264, Houston, Texas 77210-4264. AIM Distributors acts as sponsor and principal underwriter of the Plan. AIM Distributors does not receive any fee from the Fund pursuant to the Distribution Agreement. The Distribution Agreement provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Fund. The Fund or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of assignment. Certain directors and officers of the Fund are affiliated with AIM Distributors and AIM Management.


                         INVESTMENT STRATEGIES AND RISKS

         Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in:

                  1. Core Stocks -- These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

                  2. Emerging Growth Stocks -- These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.


                  3. Value-Oriented Stocks -- These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's capabilities than is the case with other types of securities in which the Fund may invest.


         The Fund may make short sales or maintain a short position in securities if at all times when such a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable at no added cost for at least an equal amount of such securities.

         The receipt by the Fund of new money primarily through the medium of continuing investments under systematic investment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. One example of how this concept could be employed is through a program of "dollar-cost averaging" in the purchase of securities for the Class. "Dollar-cost averaging" involves the purchase of a fixed dollar amount of stock of a company at regular intervals. The number of shares of stock obtained upon each purchase will therefore vary with the price of the stock, with more shares being obtained as the price to the stock declines and fewer shares being obtained as the price of the stock increases. Such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.


         As of February 1, 2000, no person owned of record or is known by the Fund to own of record or beneficially 5% or more of the Class' outstanding equity securities. As of February 1, 2000, the directors and officers of the Fund as a group owned beneficially less than 1% of each Class of the Fund's outstanding shares.


INVESTMENT PROGRAM

         The Fund's investment objective and the methods by which the Fund seeks to achieve that objective is set forth in the Prospectus under the caption "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund." It is the current policy of the Fund not to purchase or own the common stock of any company which, in the opinion of AIM, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of the Fund. This policy may be modified or rescinded by the Fund's Board of Directors without shareholder approval.

COMMON STOCKS

         The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

         The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.

As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

CORPORATE DEBT SECURITIES

         The Fund may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

U.S. GOVERNMENT SECURITIES

         The Fund may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


         The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of the Fund.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

WARRANTS

         The Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

FOREIGN SECURITIES

         The Fund has reserved the investment flexibility to invest up to 20% of its total assets in foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. The Fund may also purchase securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. ADRs, EDRs, and other securities representing underlying securities of foreign issuers are included in the percentage limitations applicable to the Fund's investments in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets.

         Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies including Eurodollar, Yankee dollar and other foreign obligations, may entail some or all of the risks set forth below. Investments by the Fund in ADRs and EDRs may entail certain political and economic risks and regulatory risks described below.

         Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different economic and political forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         Market Risk. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or a bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in the Fund's restrictions on lending. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

RULE 144A SECURITIES

         The Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.


EQUITY-LINKED DERIVATIVES

         The Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investment in Other Investment Companies."


INVESTMENT IN OTHER INVESTMENT COMPANIES


         The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the fund. With respect to the fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.


TEMPORARY DEFENSIVE INVESTMENTS


         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds, or other debt securities. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. As a result, the Fund may not achieve its investment objective. Such money market instruments will consist of obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances, time deposits, master notes and other obligations of domestic banks having total assets of at least $500 million; and commercial paper rated in the highest category by a nationally recognized statistical rating organization.


LENDING OF FUND SECURITIES

         The Fund may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Fund. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

PORTFOLIO TURNOVER

         Consistent with its objective of capital growth, the Fund does not intend to engage in substantial short-term trading. However, the Fund reserves the right to dispose of any security without regard to the period of time it has been held and to take short-term or long-term profits when such action is consistent with its investment program. The Fund's historical portfolio turnover rates are included in the Financial Highlights table in the Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. The Fund's turnover may vary greatly from year to year and may exceed 100% during years when the Fund has taken a significant defensive position or otherwise makes changes in the investment strategies which it pursues consistent with its overall investment objective. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Fund may use forward contracts, futures contracts, call options on securities, call options on indices, call options on currencies, and call options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Fund of call options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as a call option contract) and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular call option, futures contract, forward contract or call option thereon at any particular time.

         (5) As described below, the Fund is required to maintain assets as "cover," and might be required to maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and call options expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or call option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         The Fund may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, the Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Calls on indices are similar to calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         The Fund will not write call options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If the Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Call options on Futures Contracts are similar to options on securities or currencies except that call options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a long position in a Futures Contract at a specified exercise price at any time during the period of the option. Upon exercise of the call option, the delivery of the Futures position by the writer of the call option (the Fund) to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, CALL OPTIONS ON FUTURES AND CERTAIN CALL OPTIONS ON CURRENCIES

         To the extent that the Fund enters into Futures Contracts, call options on Futures Contracts and call options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board of Directors, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

General Brokerage Policy

         AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. In such transactions, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or AIM Capital (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.





         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Fund from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account provided the Fund follows procedures adopted by the Boards of

Directors/Trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.


Allocation of Portfolio Transactions

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.


Allocation of IPO Securities Transactions

         From time to time, certain of the AIM Funds or accounts may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million, will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

      When any AIM Funds and/or account with substantially identical investment objectives and policies participate in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

Section 28(e) Standards

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Fund's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

Transaction With Regular Brokers


         As of October 31, 1999, the Fund held an amount of common stock issued by Morgan Stanley Dean Witter & Co., Inc. and Lehman Brothers Holdings, Inc. having a market value of $16,988,125 and $2,947,500, respectively. Both are regular brokers of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act.


Brokerage Commissions Paid


         For the fiscal years ended October 31, 1999, 1998 and 1997, the Fund paid brokerage commissions of $3,472,778, $3,027,892 and $2,573,656, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of the Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $625,053,096 and the related brokerage commissions were $536,125.

         No brokerage commissions were paid by the Fund to any broker who is an affiliated person of the Fund, an affiliated person of such person or an affiliated person of the Fund, the Fund's principal underwriter, or AIM.

Portfolio Turnover

         The decrease in portfolio turnover rate from 1996 to 1997 resulted from strong corporate earnings and thus a reduced need to restructure the Fund's portfolio holdings.


                             INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize (but cannot eliminate) certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Fund's assets which may be concentrated in any specific industry or issue. The most significant of these restrictions provide that the Fund will not purchase a security if as a result of such purchase:

         (1) More than 25% of the value of the Fund's total assets would be invested in the securities of issuers primarily engaged in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities;

         (2) More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or repurchase agreements pertaining to such securities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

         (3) The Fund would own more than 10% of the outstanding voting securities of any issuer or more than 10% of any class of securities of an issuer, with the debt and preferred stock of an issuer each considered to be a separate single class for this purpose, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

Also the Fund will not:

         (4) Purchase or hold securities of any issuer if the Fund has knowledge that the officers and directors of the Fund and its investment advisor collectively own beneficially more than 5% of the outstanding securities of such issuer. (Individual holdings of less than 1/2 of 1% will not be counted for the purpose of this restriction.)

         (5) Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary or emergency purposes in amounts up to 10% of the value of its total assets at the time of borrowing. (This provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur and is not for leverage purposes. Any borrowings by the Fund will be repaid prior to the purchase of additional portfolio securities.)

         (6)      Underwrite securities issued by any other person.

         (7) Invest in real estate or purchase oil, gas or mineral interests, except that this restriction does not apply to marketable securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein, or to securities issued by companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

         (8)      Buy or sell commodities or commodity futures contracts.

         (9) Make loans of money or securities other than (a) through the purchase of securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; provided that the Fund may lend its portfolio securities so long as the value of securities loaned by it does not exceed an amount equal to 33 1/3% of the Fund's total assets.

         (10) Purchase securities on margin, except to the extent necessary for the clearance of its securities transactions.

         (11) Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, the Fund owns at least an equal amount of such securities or owns securities convertible into or exchangeable for at least an equal amount of such securities, and unless not more than 10% of the Fund's total assets (taken at current value) is held as collateral for such short sales at any one time.

         (12) Invest in companies for the purpose of exercising control or management except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         (13)     Purchase or sell puts or purchase calls.

         The foregoing percentage limitations will be calculated by giving effect to such purchase and will be based upon values at the time of purchase. The Fund may retain any security purchased by it notwithstanding changes in the value of its assets occurring subsequent to the time of any such purchase.


         The foregoing investment restrictions are matters of fundamental policy which may not be changed without the vote of a majority of the Fund's outstanding shares. See "Submission of Matters to Shareholders."


                            MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

         Shareholder inquiries concerning the status of an account should be directed to A I M Fund Services, Inc. by calling (800) 995-4246.

LEGAL MATTERS

         Legal matters for the Fund have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                              FINANCIAL STATEMENTS





















                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Summit Fund, Inc:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       /s/ KPMG LLP

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-96.11%

AUTO PARTS & EQUIPMENT-0.13%

SPX Corp.(a)                            40,000   $    3,390,000
---------------------------------------------------------------

AUTOMOBILES-0.99%

Ford Motor Co.                         225,000       12,346,875
---------------------------------------------------------------
Porsche A.G., Pfd. (Germany)             5,000       13,624,047
---------------------------------------------------------------
                                                     25,970,922
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.80%

Fleet Boston Corp.                     400,000       17,450,000
---------------------------------------------------------------
Northern Trust Corp.                    36,000        3,476,250
---------------------------------------------------------------
                                                     20,926,250
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.44%

Chase Manhattan Corp. (The)            133,500       11,664,562
---------------------------------------------------------------

BIOTECHNOLOGY-2.39%

Amgen, Inc.(a)                         220,000       17,545,000
---------------------------------------------------------------
Biogen, Inc.(a)                        350,000       25,943,750
---------------------------------------------------------------
Celera Genomics(a)                       5,950          232,794
---------------------------------------------------------------
Genzyme Corp.(a)                       500,000       19,125,000
---------------------------------------------------------------
                                                     62,846,544
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.84%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     250,000        9,921,875
---------------------------------------------------------------
Comcast Corp.-Class A                  200,000        8,425,000
---------------------------------------------------------------
USA Networks, Inc.(a)                   80,500        3,627,531
---------------------------------------------------------------
                                                     21,974,406
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-11.99%

General Instrument Corp.(a)            250,000       13,453,125
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  660,000      110,137,500
---------------------------------------------------------------
Lucent Technologies Inc.               500,000       32,125,000
---------------------------------------------------------------
Motorola, Inc.                         700,000       68,206,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                400,000       46,225,000
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                600,000       25,650,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       300,000       18,975,000
---------------------------------------------------------------
                                                    314,771,875
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.39%

International Business Machines
  Corp.                                475,000       46,728,125
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              150,000       15,871,875
---------------------------------------------------------------
                                                     62,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTERS (NETWORKING)-4.67%

Cisco Systems, Inc.(a)               1,200,000   $   88,800,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         250,000       21,500,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      100,000       12,350,000
---------------------------------------------------------------
                                                    122,650,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.68%

Adaptec, Inc.(a)                       527,000       23,715,000
---------------------------------------------------------------
EMC Corp.(a)                         1,000,000       73,000,000
---------------------------------------------------------------
                                                     96,715,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-17.42%

America Online, Inc.(a)                860,000      111,531,250
---------------------------------------------------------------
Computer Associates
  International, Inc.                  540,000       30,510,000
---------------------------------------------------------------
eBay, Inc.(a)                          250,000       33,781,250
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       300,000       12,093,750
---------------------------------------------------------------
Inktomi Corp.(a)                       330,000       33,474,375
---------------------------------------------------------------
Intuit, Inc.(a)                        600,000       17,475,000
---------------------------------------------------------------
Lycos, Inc.(a)                         430,000       23,005,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,040,000       96,265,000
---------------------------------------------------------------
RealNetworks, Inc.(a)                  200,000       21,937,500
---------------------------------------------------------------
Unisys Corp.(a)                        450,000       10,912,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              200,000       21,575,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         250,000       44,765,625
---------------------------------------------------------------
                                                    457,326,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.54%

McKesson HBOC, Inc.                    710,000       14,244,375
---------------------------------------------------------------

ELECTRIC COMPANIES-2.05%

Illinova Corp.                         415,000       13,202,187
---------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(a)     1,185,000       18,811,875
---------------------------------------------------------------
Texas Utilities Co.                    560,000       21,700,000
---------------------------------------------------------------
                                                     53,714,062
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

American Power Conversion
  Corp.(a)                             200,000        4,487,500
---------------------------------------------------------------
General Electric Co.                   150,000       20,334,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        178,000       18,500,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                        45,000   $    4,052,812
---------------------------------------------------------------
                                                     47,375,562
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.70%

Alpha Industries, Inc.(a)              100,000        5,525,000
---------------------------------------------------------------
PE Corp-PE Biosystems Group             23,800        1,544,025
---------------------------------------------------------------
Waters Corp.(a)                        212,000       11,262,500
---------------------------------------------------------------
                                                     18,331,525
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-6.36%

Analog Devices, Inc.(a)                150,000        7,968,750
---------------------------------------------------------------
Broadcom Corp.-Class A(a)              380,000       48,568,750
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              157,000       12,393,187
---------------------------------------------------------------
Microchip Technology, Inc.(a)          134,300        8,947,737
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    600,000       56,550,000
---------------------------------------------------------------
Texas Instruments, Inc.                260,000       23,335,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         200,000        9,175,000
---------------------------------------------------------------
                                                    166,938,424
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.30%

McDermott International, Inc.          435,000        7,884,375
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.14%

KLA-Tencor Corp.(a)                     45,000        3,563,437
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.54%

American Express Co.                    44,000        6,776,000
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                        117,938        4,304,737
---------------------------------------------------------------
Citigroup, Inc.                        510,000       27,603,750
---------------------------------------------------------------
Fannie Mae                             104,600        7,400,450
---------------------------------------------------------------
Freddie Mac                            280,000       15,137,500
---------------------------------------------------------------
MGIC Investment Corp.                  530,000       31,667,500
---------------------------------------------------------------
                                                     92,889,937
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.20%

Abbott Laboratories                    127,000        5,127,625
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.24%

Watson Pharmaceuticals, Inc.(a)        200,000        6,350,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.90%

Lilly (Eli) & Co.                       76,800        5,289,600
---------------------------------------------------------------
Pfizer, Inc.                           270,000       10,665,000
---------------------------------------------------------------
Schering-Plough Corp.                  155,200        7,682,400
---------------------------------------------------------------
                                                     23,637,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.03%

Health Management Associates,
  Inc.-Class A(a)                    3,060,000   $   27,157,500
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.47%

Manor Care, Inc.(a)                    780,000       12,285,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.04%

United Healthcare Corp.                530,000       27,394,375
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.74%

Beckman Coulter, Inc.                  330,000       15,180,000
---------------------------------------------------------------
Guidant Corp.                          620,000       30,612,500
---------------------------------------------------------------
                                                     45,792,500
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.93%

AXA Financial, Inc.                    508,000       16,287,750
---------------------------------------------------------------
UnumProvident Corp.                    250,000        8,234,375
---------------------------------------------------------------
                                                     24,522,125
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.03%

American International Group,
  Inc.                                 261,937       26,963,140
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.48%

XL Capital Ltd.-Class A                235,000       12,616,562
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.74%

Lehman Brothers Holdings, Inc.          40,000        2,947,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       154,000       16,988,125
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           660,000       25,698,750
---------------------------------------------------------------
                                                     45,634,375
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.78%

Mattel, Inc.                         1,540,000       20,597,500
---------------------------------------------------------------

LODGING-HOTELS-0.46%

Carnival Corp.                         272,000       12,104,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.64%

Tyco International Ltd.                200,000        7,987,500
---------------------------------------------------------------
United Technologies Corp.              145,000        8,772,500
---------------------------------------------------------------
                                                     16,760,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.61%

Parker Hannifin Corp.                  350,000       16,034,375
---------------------------------------------------------------

NATURAL GAS-0.47%

Coastal Corp. (The)                    293,600       12,367,900
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.06%

Diamond Offshore Drilling, Inc.        380,000       12,065,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

ENSCO International, Inc.              580,000   $   11,237,500
---------------------------------------------------------------
Schlumberger Ltd.                      260,000       15,746,250
---------------------------------------------------------------
Transocean Offshore, Inc.              555,000       15,089,063
---------------------------------------------------------------
                                                     54,137,813
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.70%

Atlantic Richfield Co.                 142,000       13,232,625
---------------------------------------------------------------
USX-Marathon Group                     175,500        5,111,438
---------------------------------------------------------------
                                                     18,344,063
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.12%

Georgia Pacific Group                  380,000       15,081,250
---------------------------------------------------------------
International Paper Co.                270,000       14,208,750
---------------------------------------------------------------
                                                     29,290,000
---------------------------------------------------------------

PUBLISHING-0.68%

Dow Jones & Co., Inc.                  194,000       11,931,000
---------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)            60,000        3,577,500
---------------------------------------------------------------
Reader's Digest Association,
  Inc.-Class A                          75,000        2,418,750
---------------------------------------------------------------
                                                     17,927,250
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.50%

Starwood Hotels & Resorts
  Worldwide, Inc.                      575,000       13,189,063
---------------------------------------------------------------

RESTAURANTS-0.10%

Tricon Global Restaurants,
  Inc.(a)                               65,000        2,612,188
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.58%

Home Depot, Inc. (The)                 200,000       15,100,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.45%

Best Buy Co., Inc.(a)                  544,800       30,270,450
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                180,000        7,683,750
---------------------------------------------------------------
                                                     37,954,200
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.38%

Federated Department Stores,
  Inc.(a)                              440,000       18,782,500
---------------------------------------------------------------
Kohl's Corp.(a)                        100,000        7,481,250
---------------------------------------------------------------
Saks, Inc.(a)                          575,000        9,882,813
---------------------------------------------------------------
                                                     36,146,563
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.18%

Family Dollar Stores, Inc.             225,000        4,640,625
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.44%

Kroger Co. (The)(a)                    551,000       11,467,688
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-1.58%

Dayton Hudson Corp.                    289,000       18,676,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (GENERAL MERCHANDISE)-(CONTINUED)

Wal-Mart Stores, Inc.                  400,000   $   22,675,000
---------------------------------------------------------------
                                                     41,351,625
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.44%

Bed Bath & Beyond, Inc.(a)             225,000        7,495,313
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              100,000        3,975,000
---------------------------------------------------------------
                                                     11,470,313
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.15%

Abercrombie & Fitch Co.-Class
  A(a)                                  86,000        2,343,500
---------------------------------------------------------------
American Eagle Outfitters,
  Inc.(a)                              275,000       11,773,438
---------------------------------------------------------------
Gap, Inc. (The)                        150,000        5,568,750
---------------------------------------------------------------
Intimate Brands, Inc.                   81,270        3,332,070
---------------------------------------------------------------
Talbots, Inc. (The)                    150,000        7,059,375
---------------------------------------------------------------
                                                     30,077,133
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.99%

Omnicom Group, Inc.                    150,000       13,200,000
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               300,000       12,712,500
---------------------------------------------------------------
                                                     25,912,500
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.45%

Cintas Corp.                           123,700        7,452,925
---------------------------------------------------------------
Gartner Group, Inc.-Class B(a)           7,812           73,238
---------------------------------------------------------------
IMS Health, Inc.                        60,000        1,740,000
---------------------------------------------------------------
Viad Corp.                             100,000        2,456,250
---------------------------------------------------------------
                                                     11,722,413
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.13%

Brocade Communications Systems,
  Inc.(a)                              110,000       29,590,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.66%

Concord EFS, Inc.(a)                   450,000       12,178,125
---------------------------------------------------------------
First Data Corp.                       480,000       21,930,000
---------------------------------------------------------------
National Data Corp.                     80,000        1,920,000
---------------------------------------------------------------
Paychex, Inc.                          192,037        7,561,457
---------------------------------------------------------------
                                                     43,589,582
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.81%

Western Wireless Corp.-Class A(a)      400,000       21,150,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.65%

AT&T Corp.                             355,000       16,596,250
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)      700,000       16,756,250
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  422,926       36,292,337
---------------------------------------------------------------
                                                     69,644,837
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TELEPHONE-1.59%

Bell Atlantic Corp.                    200,000   $   12,987,500
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)               800,000       28,800,000
---------------------------------------------------------------
                                                     41,787,500
---------------------------------------------------------------

WASTE MANAGEMENT-0.54%

Waste Management, Inc.                 778,000       14,295,750
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,615,087,599)                             2,522,522,589
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE BONDS & NOTES-0.87%

COMPUTERS (PERIPHERALS)-0.36%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                  $ 1,450,000        9,348,875
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.51%

Level 3 Communications Inc.,
  Conv. Bonds, 6.00%, 09/15/09     $11,000,000   $   13,530,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes (Cost $12,998,720)                       22,878,875
---------------------------------------------------------------

                                     SHARES

MONEY MARKET FUNDS-3.46%

STIC Liquid Assets Portfolio(b)     45,440,308       45,440,308
---------------------------------------------------------------
STIC Prime Portfolio(b)             45,440,308       45,440,308
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $90,880,616)                             90,880,616
---------------------------------------------------------------

TOTAL INVESTMENTS-100.44%                         2,636,282,080
---------------------------------------------------------------

LIABILITIES LESS OTHER
  ASSETS-(0.44%)                                    (11,667,071)
---------------------------------------------------------------

NET ASSETS-100.00%                               $2,624,615,009
===============================================================

                                         Abbreviations:

                                         ADR   - American Depositary Receipt
                                         Conv. - Convertible
                                         Pfd.  - Preferred
                                         Sub.  - Subordinated

                                         Notes to Schedule of Investment:

                                        (a)
                                            Non-income producing security.
                                        (b)
                                            The security shares the same
                                            investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at market value (cost
  $1,718,966,935)                              $2,636,282,080
-------------------------------------------------------------
Receivables for:
  Capital stock sold                                   99,498
-------------------------------------------------------------
  Dividends and interest                            1,053,988
-------------------------------------------------------------
Investment for deferred compensation plan              48,076
-------------------------------------------------------------
Other assets                                           12,253
-------------------------------------------------------------
    Total assets                                2,637,495,895
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            10,772,227
-------------------------------------------------------------
  Capital stock reacquired                            469,021
-------------------------------------------------------------
  Deferred compensation                                48,076
-------------------------------------------------------------
Accrued advisory fees                               1,342,674
-------------------------------------------------------------
Accrued administrative services fees                   10,000
-------------------------------------------------------------
Accrued directors' fees                                 1,448
-------------------------------------------------------------
Accrued operating expenses                            237,440
-------------------------------------------------------------
    Total liabilities                              12,880,886
-------------------------------------------------------------
Net assets applicable to shares outstanding    $2,624,615,009
=============================================================

NET ASSETS:

Class I                                        $2,623,900,667
-------------------------------------------------------------
Class II                                       $      714,342
-------------------------------------------------------------

Capital stock, $0.01 par value per share:

Class I:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     130,118,500
=============================================================
Class II
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                          35,504
=============================================================
Class I
  Net asset value and redemption price per
    share                                      $        20.17
=============================================================
Class II
  Net asset value and redemption price per
    share                                      $        20.12
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $72,416 foreign withholding
  tax)                                          $ 10,836,685
------------------------------------------------------------
Interest                                           4,978,635
------------------------------------------------------------
    Total investment income                       15,815,320
------------------------------------------------------------

EXPENSES:

Advisory fees                                     15,096,393
------------------------------------------------------------
Administrative services fees                         114,068
------------------------------------------------------------
Custodian fees                                       231,799
------------------------------------------------------------
Directors' fees                                       22,879
------------------------------------------------------------
Transfer agent fees                                   49,863
------------------------------------------------------------
Other                                                467,498
------------------------------------------------------------
    Total expenses                                15,982,500
------------------------------------------------------------
Less: Expenses paid indirectly                       (28,145)
------------------------------------------------------------
    Net expenses                                  15,954,355
------------------------------------------------------------
Net investment income (loss)                        (139,035)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          418,809,758
------------------------------------------------------------
  Foreign currencies                                (275,578)
------------------------------------------------------------
                                                 418,534,180
============================================================

CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF:

  Investment securities                          367,179,343
------------------------------------------------------------
  Foreign currencies                                  (3,322)
============================================================
                                                 367,176,021
============================================================
    Net gain from investment securities and
      foreign currencies                         785,710,201
============================================================
Net increase in net assets resulting from
  operations                                    $785,571,166
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $     (139,035)   $    4,083,684
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities foreign
    currencies, futures and options contracts                    418,534,180       123,367,355
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            367,176,021        30,378,725
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      785,571,166       157,829,764
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income-Class I                                                  (4,242,441)       (1,659,397)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains-Class I   (112,082,098)     (156,547,424)
----------------------------------------------------------------------------------------------
Share transactions-net:
----------------------------------------------------------------------------------------------
  Class I                                                        124,655,784       180,175,249
----------------------------------------------------------------------------------------------
  Class II                                                           680,370                --
----------------------------------------------------------------------------------------------
       Net increase in net assets                                794,582,781       179,798,192
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          1,830,032,228     1,650,234,036
----------------------------------------------------------------------------------------------
  End of period                                               $2,624,615,009    $1,830,032,228
==============================================================================================

NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,290,320,756    $1,158,384,602
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (94,294)        4,164,155
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    417,073,402       117,344,347
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           917,315,145       550,139,124
----------------------------------------------------------------------------------------------
                                                              $2,624,615,009    $1,830,032,228
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund consists of two classes of shares: Class I shares and Class II shares. Class II shares commenced sales on July 19, 1999. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $123,027, undistributed net realized gains decreased by $6,723,027 and paid-in capital increased by $6,600,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Prior to June 30, 1999, AIM had a sub-advisory agreement with TradeStreet Investment Associates, ("TradeStreet").
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $114,068 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class II shares (the "Distribution Plan"). The Fund , pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class II shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of Class II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class II shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Class II shares. During the period July 19, 1999 (date sales commenced) through October 31, 1999, the Class II shares paid AIM Distributors $195 as compensation under the Plans.
  During the year ended October 31, 1999, the Fund paid legal fees of $8,316 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors. Certain officers and directors of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $28,145 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $28,145 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $2,104,224,796 and $2,129,918,843, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $973,683,957
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (65,121,247)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $908,562,710
=========================================================

* Cost of investments for tax purposes is $1,727,719,370.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class I                                                      13,483,892   $ 237,827,156    13,962,660   $ 208,683,626
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        36,977         708,414            --              --
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class I                                                       7,006,133     112,308,495    11,672,671     154,897,796
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class I                                                     (12,707,834)   (225,479,867)  (12,194,909)   (183,406,173)
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        (1,473)        (28,044)           --              --
-----------------------------------------------------------------------------------------------------------------------
                                                                7,817,695   $ 125,336,154    13,440,422   $ 180,175,249
=======================================================================================================================

* Class II shares commenced sales on July 19, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended October 31, 1999 for Class I shares and for the period July 19, 1999 (date sales commenced) through October 31, 1999 for Class II shares.

                                                                                                                      CLASS II
                                                                                                                    JULY 19, 1999
                                                                             CLASS I                                     TO
                                                 ----------------------------------------------------------------    OCTOBER 31,
                                                    1999           1998         1997         1996         1995          1999
                                                 ----------     ----------   ----------   ----------   ----------   -------------
Net asset value, beginning of period             $    14.96     $    15.15   $    12.99   $    12.14   $     9.78      $20.68
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Income from investment operations:
  Net investment income                                  --           0.03         0.02         0.04         0.04          --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Net gains (losses) on securities (both
    realized and unrealized)                           6.16           1.23         3.34         1.69         2.81       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total from investment operations                   6.16           1.26         3.36         1.73         2.85       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Less distributions:
  Dividends from net investment income                (0.04)         (0.02)       (0.03)       (0.03)       (0.10)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Distributions from net realized gains               (0.91)         (1.43)       (1.17)       (0.85)       (0.39)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total distributions                               (0.95)         (1.45)       (1.20)       (0.88)       (0.49)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Net asset value, end of period                   $    20.17     $    14.96   $    15.15   $    12.99   $    12.14      $20.12
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Total return(a)                                       42.79%          9.49%       28.53%       15.61%       31.03%      (2.71)%
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $2,623,901     $1,830,032   $1,650,234   $1,261,008   $1,050,011      $  714
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of expenses to average net assets                0.67%(b)       0.67%        0.68%        0.70%        0.71%       1.46%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of net investment income (loss) to
  average net assets                                  (0.01)%(b)      0.23%        0.11%        0.29%        0.33%      (0.80)%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Portfolio turnover rate                                  92%            83%          88%         118%         126%         92%
===============================================  ==========     ==========   ==========   ==========   ==========      ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $2,381,357,904.
(c) Ratios are annualized and based on average net assets of $227,867.

      AIM SUMMIT FUND, INC.
      ---------------------------------------------------------------------


      Class II Shares
      AIM Summit Fund, Inc. seeks to provide growth of capital.

                                                   AIM--Registered Trademark--
      PROSPECTUS
      FEBRUARY 28, 2000


                                     Class II Shares of the fund are offered to and may be purchased by the general public primarily through AIM Summit Investors Plans II, a unit investment trust. Details of AIM Summit Investors Plans II, including the creation and sales charges and the custodian charges applicable to AIM Summit Investors Plans II, are found in the AIM Summit Investors Plans II Prospectus. You should read both this Prospectus and the Prospectus of AIM Summit Investors Plans II and keep these Prospectuses for future reference.


                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     An investment in the fund:


                                        - is not FDIC insured;


                                        - may lose value; and


                                        - is not guaranteed by a bank.



                                     The Board of Directors voted to
                                     request shareholder approval of
                                     certain items. For further
                                     information on these items, see
                                     Submission of Matters to
                                     Shareholders in this prospectus.


      [AIM LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
                                              --Registered Trademark--

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------


TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES        A-1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND   A-1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                    A-2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                       A-2

Performance Table                          A-2

FEE TABLE AND EXPENSE EXAMPLE              A-3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                  A-3

Expense Example                            A-3

FUND MANAGEMENT                            A-4
- - - - - - - - - - - - - - - - - - - - - - - -


The Advisor                                A-4

Advisor Compensation                       A-4

Portfolio Managers                         A-4

OTHER INFORMATION                          A-5
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                A-5

Submission of Matters to Shareholders      A-5

FINANCIAL HIGHLIGHTS                       A-6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-7
- - - - - - - - - - - - - - - - - - - - - - - -

Pricing of Shares                          A-7

Sales of Shares                            A-7

Redemption of Shares                       A-7

Taxes                                      A-8

Open Account                               A-8

Distribution and Service (12b-1) Fees      A-8

Other Information                          A-8

OBTAINING ADDITIONAL INFORMATION     Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital.


  The fund seeks to meet this objective by investing primarily in common stocks of companies that the portfolio managers believe have the potential for growth in earnings, including small-sized growth companies, and in common stocks believed to be undervalued relative to other available investments. The fund may also invest up to 20% of its total assets in foreign securities, including securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.


  The portfolio managers purchase securities of companies that they believe have the potential for growth. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than the prices of equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relatively low market liquidity, the relative lack of information about these companies and the potential lack of strict financial and accounting controls and standards.


  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class I Shares from year to year.

                                    [GRAPH]

                                              ANNUAL
YEAR ENDED                                    TOTAL
DECEMBER 31                                   RETURNS
-----------                                   -------
1990 .......................................   0.93%
1991 .......................................  43.64%
1992 .......................................   4.50%
1993 .......................................   8.28%
1994 .......................................  (2.82)%
1995 .......................................  35.14%
1996 .......................................  19.87%
1997 .......................................  24.22%
1998 .......................................  34.45%
1999 .......................................  50.76%


The returns are those of the fund's Class I Shares, which are not offered in this prospectus. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities, but would be lower to the extent that the classes have different expenses.


  During the periods shown in the bar chart, the highest quarterly return was 37.12% (quarter ended March 31, 1999) and the lowest quarterly return was -28.30% (quarter ended March 31, 1987).


PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods ended                                   SINCE     INCEPTION
December 31, 1999)       1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
------------------------------------------------------------------------------
Class I Shares           37.95%    30.13%    19.52%      16.28%    11/01/82
Class II Shares             --        --        --          --     07/19/99
S & P 500(1)             21.03%    28.54%    18.19%      17.99%(2) 10/31/82(2)
------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of Class I Shares.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:


ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - -- - - - - - - - - -
(expenses that are deducted
from fund assets)(1)
--------------------------------------------------
Management Fees                           0.63%

Distribution and/or Service (12b-1)
 Fees                                     0.30

Other Expenses                            2.54

Total Annual Fund Operating Expenses      3.47

Expense Reimbursements(2)                 1.97

Net Expenses                              1.50%
--------------------------------------------------


(1) The fees and expenses are based on estimated average net assets for Class II Shares.
(2) The investment advisor has contractually agreed to limit net expenses.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------
Class II Shares     $350    $1,065    $1,803     $3,747
--------------------------------------------------------

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor), 11 Greenway Plaza, Suite 100, Houston, TX 77046, serves as the fund's investment advisor. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


  The advisor has acted as an investment advisor since its organization in 1976, and together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended October 31, 1999, the advisor received compensation of 0.63% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1982.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1986.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The fund expects that its distributions will consist primarily of capital gains.


DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS


The fund generally distributes long-term and short-term capital gains, if any, annually.



SUBMISSION OF MATTERS TO SHAREHOLDERS



At a meeting held on February 3, 2000, the Board of Directors of the fund voted to request shareholders to approve the following items that will affect the fund:



- A Plan of Recapitalization pursuant to which the Class II shares of the fund will be reclassified as Class I shares of the fund;



- An Agreement and Plan of Reorganization which provides for the reorganization of the fund, which is currently a Maryland corporation, as a Delaware business trust;



- A new advisory agreement between the fund and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future); and



- Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in the fund's statement of additional information.



  The Board of Directors of the fund has called a meeting of the fund's shareholders to be held on or about May 3, 2000 to vote on these and other proposals. Only shareholders of record as of February 18, 2000 will be entitled to vote at the meeting. Proposals that are approved are currently expected to become effective on or about June 30, 2000.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.



  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).



  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.



                                                                   CLASS II
                                                              -----------------
                                                                JULY 19, 1999
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                              OCTOBER 31, 1999
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $20.68
Income from investment operations:
  Net investment income                                                --
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.56)
    Total from investment operations                                (0.56)
Less distributions:
  Dividends from net investment income                                 --
  Distributions from net realized gains                                --
    Total distributions                                                --
Net asset value, end of period                                     $20.12
Total return(a)                                                     (2.71)%
-------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                           $  714
Ratio of expenses to average net assets                              1.46%(b)
Ratio of net investment income (loss) to average net assets         (0.80)%(b)
Portfolio turnover rate                                                92%
-------------------------------------------------------------------------------



(a) Does not deduct sales charges and is not annualized for periods less than one year.


(b) Ratios are annualized and based on average net assets of $227,867.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES


The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the fund's Board of Directors. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when you will not be able to purchase or redeem shares.



  The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business. The fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.


SALES OF SHARES

The fund will not offer its Class II Shares to the general public except through AIM Summit Investors Plans II. However, the following persons may purchase shares of the fund directly through the fund's sponsor, A I M Distributors, Inc. (the distributor) at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, children, parents and parents of spouse) of any such person, of A I M Management Group Inc. (AIM Management) or its affiliates, or of any investment company managed or advised by the advisor; or (b) any employee benefit plan established for employees of AIM Management or its affiliates. The fund reserves the right to reject any purchase order. The terms of offering of AIM Summit Investors Plans II are contained in the Prospectus of AIM Summit Investors Plans II.

REDEMPTION OF SHARES

The following discussion relates only to those investors who hold shares of the fund directly. Planholders should consult their AIM Summit Investors Plans II Prospectus for the requirements for redemption of fund shares held in a Plan.

  You may redeem your shares of the fund at any time without charge, either by a written request to A I M Fund Services, Inc. (the transfer agent), or by calling the transfer agent at (800) 959-4246, subject to the restrictions specified below. Upon receipt by the transfer agent of a proper request, the fund will redeem shares in cash at the next determined net asset value. All written redemption requests must be directed to the transfer agent, P.O. Box 4739, Houston, TX 77210-4739.

  Written requests for redemption must include: (1) original signatures of all registered owners; (2) your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable.

  The transfer agent requires a signature guarantee when you redeem by mail and:
(1) the amount is greater than $50,000; (2) you request that payment be made to someone other than the name registered on the account; (3) you request that payment be sent somewhere other than the bank of record on the account; or (4) you request that payment be sent to a new address or an address that changed in the last 30 days.

  The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.


  You may also request redemptions by telephone by calling the transfer agent at
(800) 959-4246. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record with us or transferred electronically to a pre-authorized checking account; (2) the address on record with us has not been changed within the last 30 days; (3) you do not hold physical share certificates; (4) you can provide proper identification information; (5) the proceeds of the redemption do not exceed $50,000; and (6) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not redeem by telephone. The transfer agent must receive your call during the hours of the customary trading session of the NYSE is open for business in order to effect the redemption at that day's closing price.


  The transfer agent normally will send out checks within one business day, and in any event no more than seven days, after it accepts your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

  If you mail the transfer agent a request in good order to redeem your shares, it will mail you a check in the amount of the redemption proceeds to the address on record. If your request is not in good order, you may have to provide the transfer

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

agent with additional documentation in order to redeem your shares.

  If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. The transfer agent uses reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

  You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. The transfer agent will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions. Every year, an account statement showing the amount of dividends and distributions you received from the fund during the prior year will be sent to you. Any long-term or short-term capital gains realized from redemptions of shares of the fund will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in shares of the fund may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

OPEN ACCOUNT

The following discussion of an open account is applicable only to those shareholders who hold shares of the fund directly.

  The fund maintains an open account for each shareholder, under which additional fund shares acquired through reinvestment of dividends and capital gains distributions are held by the transfer agent for the shareholder's account unless the shareholder elects to receive stock certificates or to obtain dividends and distributions in cash. Stock certificates (in full shares only) are issued without charge (but only on written request) and may be redeposited at any time. It is anticipated that as a matter of convenience most shareholders will not request certificates. A shareholder receives a statement from the transfer agent after each acquisition or redemption of fund shares, and after each dividend or capital gains distribution.

DISTRIBUTION AND SERVICE (12b-1) FEES

The fund on behalf of the Class II Shares has adopted a 12b-1 plan that allows the Class to pay distribution fees to the distributor for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Class pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER INFORMATION

The fund currently offers two classes of shares each of which share a common investment objective and portfolio of investments. The two classes differ only with respect to distribution arrangements for different categories of investors.

                             ---------------------
                             AIM SUMMIT FUND, INC.
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Distributors, Inc.
                             11 Greenway Plaza, Suite 100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 995-4246

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM Summit Fund, Inc.
 SEC 1940 Act file number: 811-3443
-----------------------------------

[AIM LOGO APPEARS HERE]        SUM2-PRO-1            INVEST WITH DISCIPLINE
                                                   --Registered Trademark--

                       STATEMENT OF ADDITIONAL INFORMATION




                              AIM SUMMIT FUND, INC.

                                 CLASS II SHARES

                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                                 (713) 626-1919





                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
               A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION
                   WITH A PROSPECTUS OF THE ABOVE-NAMED FUND,
               A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM
                        AUTHORIZED DEALERS OR BY WRITING
                    A I M FUND SERVICES, INC., P.O. BOX 4739,
                           HOUSTON, TEXAS 77210-4739.




                               ------------------





           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2000 RELATING TO THE CLASS II SHARES PROSPECTUS DATED FEBRUARY 28, 2000

                                TABLE OF CONTENTS

                                                                                                               Page

INTRODUCTION......................................................................................................1

         Submission of Matters to Shareholders....................................................................1

PERFORMANCE INFORMATION...........................................................................................3

         Total Return Quotations..................................................................................4

GENERAL INFORMATION ABOUT THE FUND................................................................................5

         The Fund and its Capital Stock...........................................................................5

MANAGEMENT OF THE FUND............................................................................................6

         Directors and Officers...................................................................................6
         The Investment Advisor..................................................................................12
         Expenses................................................................................................13
         Transfer Agent and Custodian............................................................................14
         Reports.................................................................................................14

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................14

         Reinvestment of Dividends and Distributions.............................................................14
         Qualification as a Regulated Investment Company.........................................................15
         Determination of Taxable Income of a Regulated Investment Company.......................................15
         Excise Tax on Regulated Investment Companies............................................................16
         Fund Distributions......................................................................................17
         Sale or Redemption of Fund Shares.......................................................................18
         Foreign Shareholders....................................................................................18
         Effect of Future Legislation; Local Tax Considerations..................................................19

SHARE PURCHASES, REDEMPTIONS AND REPURCHASES.....................................................................19

         Purchases and Redemptions...............................................................................19
         Suspension of Right of Redemption.......................................................................19
         Valuation of Shares.....................................................................................19
         The Distribution Plan...................................................................................20
         The Distribution Agreement..............................................................................22

INVESTMENT STRATEGIES AND RISKS..................................................................................23

         Investment Program......................................................................................23
         Common Stocks...........................................................................................24
         Preferred Stocks........................................................................................24
         Convertible Securities..................................................................................24
         Corporate Debt Securities...............................................................................24
         U.S. Government Securities..............................................................................25
         Real Estate Investment Trusts ("REITs").................................................................25
         Warrants................................................................................................25
         Foreign Securities......................................................................................25
         Foreign Exchange Transactions...........................................................................27
         Repurchase Agreements...................................................................................27
         Rule 144A Securities....................................................................................27
         Illiquid Securities.....................................................................................27
         Equity-Linked Derivatives...............................................................................28
         Investment in Other Investment Companies................................................................28
         Temporary Defensive Investments.........................................................................28
         Lending of Fund Securities..............................................................................28
         Portfolio Turnover......................................................................................28

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................29

         Introduction............................................................................................29
         General Risks of Options, Futures and Currency Strategies...............................................29
         Cover...................................................................................................30
         Writing Call Options....................................................................................30
         Over-The-Counter Options................................................................................30
         Index Options...........................................................................................31
         Limitations on Options..................................................................................31
         Interest Rate, Currency and Stock Index Futures Contracts...............................................31
         Options on Futures Contracts............................................................................32
         Forward Contracts.......................................................................................32
         Limitations on Use of Futures, Call Options on Futures and Certain Call Options on Currencies...........33

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................33


INVESTMENT RESTRICTIONS..........................................................................................36


MISCELLANEOUS INFORMATION........................................................................................37

         Shareholder Inquiries...................................................................................37
         Legal Matters...........................................................................................37

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION


         AIM Summit Fund, Inc. (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. The information for the Class II Shares (the "Class"), of the Fund is included in a Prospectus dated February 28, 2000, which may be obtained without charge by written request to A I M Distributors, Inc. ("AIM Distributors"). Investors may also call A I M Fund Services, Inc. at (800) 995-4246 or dealers authorized by AIM Distributors to distribute the Fund's shares. Investors must receive a Prospectus before they invest.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Class. Some of the information required to be in this Statement of Additional Information is also included in the Class' current prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


SUBMISSION OF MATTERS TO SHAREHOLDERS

         At a meeting held on February 3, 2000, the Board of Directors of the Fund, on behalf of Class II Shares, voted to request shareholder approval to amend the Fund's fundamental investment restrictions. The Board of Directors has called a meeting of the Fund's shareholders to be held on or about May 3, 2000. Only shareholders of record as of February 18, 2000 are entitled to vote at the meeting. Proposals that are approved are currently expected to become effective on or about June 30, 2000.

         If shareholders approve the proposal to amend the Fund's fundamental investment restrictions, the Fund will operate under the following fundamental investment restrictions:

         The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares:

         (a) the Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions.

         (b) the Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

         (c) the Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         (d) the Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (e) the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (f) the Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (g) the Fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Directors has adopted internal guidelines for the Fund relating to certain of these restrictions which the adviser must follow in managing the Fund. Any changes to these guidelines, which are set forth below, require the approval of the Board of Directors.

     1. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment adviser (an AIM Fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

     2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.

     3. In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     4. In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.

                             PERFORMANCE INFORMATION

         All advertisements of the Fund will disclose the maximum creation and sales charges, imposed by AIM Summit Investors Plans II (the "Plan") and other fees (collectively, the "Sales Charges") on purchases of shares of the Class. If any advertised performance data does not reflect the maximum Sales Charges, such advertisement will disclose that the Sales Charges have not been deducted in computing the performance data, and that, if reflected, the maximum Sales Charges would reduce the performance quoted. Further information regarding the Class' performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Class. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Class is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Class.

         Total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for the shares of the Class reflects the deduction of the Class' maximum Sales Charges at the time of purchase.

         The Class' total return shows its overall change in value, including changes in share price and assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects the Class' performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. because average annual returns tend to even out variations in the class' return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Class may separate its cumulative and average annual returns into income results and capital gains or losses.

         Total return figures for the Class are neither fixed nor guaranteed, and no principal is insured. The Class may provide performance information in reports, sales literature and advertisements. The Class may also, from time to time, quote information published or aired by publications or other media entities which contain articles or segments relating to investment results or other data. The following is a list of such publications or media entities:



Barron's                 Fortune                       USA Today
Bloomberg                Investor's Business Daily     U.S. News & World Report
Business Week            Money                         Wall Street Journal
Economist                Mutual Fund Forecaster        Washington Post
Financial World          Mutual Fund Magazine          CNN
Forbes                   New York Times                CNBC

         The Class may also compare its performance to performance data of similar mutual funds as published by the following services:

        Bank Rate Monitor                    Mutual Fund Values (Morningstar)
        CDA Weisenberger                     Ibbotson Associates
        Donoghue's                           Lipper Inc.


         The Class' performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

        Standard & Poor's 400 Index          Consumer Price Index
        Standard & Poor's 500 Stock Index    Russell Midcap
        Dow Jones Industrial Average         NASDAQ

         The Class may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         30 year Treasury Bond
         90 day Treasury Bills

         Advertising for the Class may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of the Class as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements may disclose
(i) the largest holdings in the Class' portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.


         The Fund may participate in the initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs. Investments in IPOs could have a magnified impact on a fund with a small asset base. There is no guarantee that as a fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


         From time to time, the Class' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, or inflation.

         Although performance data may be useful to prospective investors when comparing the Class' performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Class.

         Additional performance information is contained in the Fund's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return, as described in the Prospectus, is as follows:
                                         n
                                  P(1+T)   =ERV

         Where P    = a hypothetical initial payment of $1,000.
               T    = average annual total return (assuming the
                                    applicable maximum sales load is deducted at
                                    the beginning of the 1, 5, or 10 year
                                    periods).
               n    = number of years.
               ERV  = ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods
                                    (or fractional portion of such period).

        Shares of the Class may be acquired by the general public only through the Plan. Investors should consult the Prospectus of the Plan for complete information regarding Creation and Sales Charges and Custodian Fees.


        Class II Shares commenced operations on July 19, 1999.


        Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                  P(1+U)   =ERV

         Where P    = a hypothetical initial payment of $1,000.
               U    = average annual total return assuming payment of only a
                               stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
               n    = number of years.
               ERV  = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:
                                         n
                                   P(1+V) =ERV

         Where P    = a hypothetical initial payment of $1,000.
               V    = cumulative total return assuming payment of all of, a
                               stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
               n    = number of years.
               ERV  = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.


         The cumulative total return for the Class for the period July 19, 1999 (date sales commenced) through October 31, 1999, was -11.37%.



                       GENERAL INFORMATION ABOUT THE FUND

THE FUND AND ITS CAPITAL STOCK


         The Fund is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on February 17, 1982 and has an authorized capital of 1,760,000,000 shares of common stock, par value $.01 per share. The Class and Class I Shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Fund's Board of Directors with respect to that class and, upon liquidation or dissolution of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fractional shares have the same rights as full shares to the extent of their proportionate interest. Shareholders of the Fund do not have cumulative voting rights. There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, are fully paid and non-assessable. Shares of the Fund are redeemable at the net asset value thereof at the option of the holders thereof.


        The term "majority vote" means the affirmative vote of the Fund or of a particular class of the Fund (a) more than 50% of the outstanding shares of the Fund or class (b) 67% or more of the shares of the Fund or such class present at a meeting if more than 50% of the outstanding shares of the Fund or class are represented at the meeting in person or by proxy, whichever is less.

        The Board of Directors of the Fund may classify or reclassify any unissued shares into shares of any class or classes in addition to that already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the laws of the State of Maryland and the Investment Company Act of 1940, as amended (the "1940 Act").


                             MANAGEMENT OF THE FUND

        The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Fund's advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the investment objective and policies of the Fund and to the general supervision of the Fund's Board of Directors.

DIRECTORS AND OFFICERS

        The directors and officers of the Fund and their principal occupations during the last five years are set forth below. All of the Fund's executive officers hold similar offices with some or all of the other investment companies advised by A I M Advisors, Inc. (the "AIM Funds"). Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

--------------------------------------------------------------------------------------------------------------------

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ---------------        --------------------------

--------------------------------------------------------------------------------------------------------------------
*Charles T. Bauer (80)              Chairman and Director  Director and Chairman, A I M Management Group Inc.,
                                                           A I M Advisors, Inc., A I M Capital Management, Inc.,
                                                           A I M Distributors, Inc., A I M Fund Services, Inc. and
                                                           Fund Management Company; and Director and Executive
                                                           Vice Chairman of AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett,  (55)            Director               Director, ACE Limited (insurance company). Formerly
906 Frome Lane                                             Director, President and Chief Executive Officer, COMSAT
McLean, VA 22102                                           Corporation; and Chairman, Board of Governors of
                                                           INTELSAT (international communications company).
--------------------------------------------------------------------------------------------------------------------

Owen Daly II  (75)                  Director               Formerly, Director, Cortland Trust Inc. (investment
Six Blythewood Road                                        company), CF & I Steel Corp., Monumental Life Insurance
Baltimore, MD 21210                                        Company and Monumental General Insurance Company; and
                                                           Chairman of the Board of Equitable Bancorporation
--------------------------------------------------------------------------------------------------------------------

Edward K. Dunn, Jr. (64)            Director               Chairman of the Board of Directors, Mercantile Mortgage
2 Hopkins Plaza, 8th Floor,                                Corp. Formerly, Vice Chairman of the Board of
Suite 805                                                  Directors, President and Chief Operating Officer,
Baltimore, MD 21201                                        Mercantile - Safe Deposit & Trust Co.; and President,
                                                           Mercantile Bankshares.
--------------------------------------------------------------------------------------------------------------------

Jack Fields (48)                    Director               Chief Executive Officer, Texana Global, Inc. (foreign
Jetero Plaza, Suite E                                      trading company) and Twenty-First Century Group, Inc.
8810 Will Clayton Parkway                                  (governmental affairs company) and Director, Telscape
Humble, TX 77338                                           International and Administaff. Formerly, Member of the
                                                           U.S. House of Representatives.
--------------------------------------------------------------------------------------------------------------------

**Carl Frischling (63)              Director               Partner, Kramer Levin Naftalis & Frankel LLP (law
919 Third Avenue                                           firm). Formerly, Partner, Reid & Priest (law firm).
New York, NY 10022
--------------------------------------------------------------------------------------------------------------------

*Robert H. Graham (53)              Director and           Director, President and Chief Executive Officer, A I M
                                    President              Management Group Inc.; Director and President, A I M
                                                           Advisors, Inc.; Director and Senior Vice President,
                                                           A I M Capital Management, Inc., A I M Distributors,
                                                           Inc., A I M Fund Services, Inc. and Fund Management
                                                           Company; and Director and CEO, Managed Products,
                                                           AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------

Prema Mathai-Davis (49)             Director               Chief Executive Officer YWCA of the USA.
350 Fifth Avenue, Suite 301
New York, NY 10118
--------------------------------------------------------------------------------------------------------------------


--------------

 * A director who is an "interested person" of the Fund and A I M Advisors, Inc. as defined in the 1940 Act.

** A director who is an "interested person" of the Fund as defined in the 1940 Act.

--------------------------------------------------------------------------------------------------------------------

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ---------------        --------------------------

--------------------------------------------------------------------------------------------------------------------

Lewis F. Pennock (57)               Director               Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, Texas 77057
--------------------------------------------------------------------------------------------------------------------

Louis S. Sklar (60)                 Director               Executive Vice President, Development and Operations,
The Williams Tower,                                        Hines Interests Limited Partnership (real estate
50th Floor                                                 development).
2800 Post Oak Blvd.
Houston, Texas 77056
--------------------------------------------------------------------------------------------------------------------

Gary T. Crum (52)                   Senior Vice            Director and President, A I M Capital Management, Inc.;
                                    President              Director and Executive Vice President, A I M Management
                                                           Group Inc.; Director and Senior Vice President, A I M
                                                           Advisors, Inc.; and Director, A I M Distributors, Inc.
                                                           and AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------

Carol F. Relihan (45)               Senior Vice            Director, Senior Vice President, General Counsel and
                                    President and          Secretary, A I M Advisors, Inc.; Senior Vice President,
                                    Secretary              General Counsel and Secretary, A I M Management Group
                                                           Inc.; Director, Vice President and General Counsel,
                                                           Fund Management Company; General Counsel and Vice
                                                           President, A I M Fund Services, Inc.; and Vice
                                                           President A I M Capital Management, Inc. and A I M
                                                           Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------

Dana R. Sutton (41)                 Vice President and     Vice President and Fund Controller, A I M Advisors,
                                    Treasurer              Inc.; and Assistant Vice President and Assistant
                                                           Treasurer, Fund Management Company.
--------------------------------------------------------------------------------------------------------------------

Melville B. Cox (56)                Vice President         Vice President and Chief Compliance Officer, A I M
                                                           Advisors, Inc., A I M Capital Management, Inc.,
                                                           A I M Distributors, Inc., A I M Fund Services, Inc.
                                                           and Fund Management Company.
--------------------------------------------------------------------------------------------------------------------

Edgar M. Larsen (59)                Vice President         Vice President, A I M Capital Management, Inc.

--------------------------------------------------------------------------------------------------------------------



        The Board of Directors has an Audit Committee, a Capitalization Committee, an Investments Committee and a Nominating and Compensation Committee.


        The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

        The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Fund's common stock by classifying and reclassifying the Fund's authorized but unissued shares of common stock, up to the Fund's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock; and (iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the Fund's prospectus, up to the Fund's authorized capital.

        The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

        The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent directors as long as the Fund maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent directors; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

        The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.


Remuneration of Directors

        Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director of the Fund is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of certain other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

        Set forth below is information regarding compensation paid or accrued for each director of the Fund:

================================================================================================

         DIRECTOR                        ESTIMATED          RETIREMENT              TOTAL
         --------                       COMPENSATION         BENEFITS           COMPENSATION
                                        FROM FUND(1)          ACCRUED           FROM ALL AIM
                                        ------------        BY ALL AIM             FUNDS(3)
                                                             FUNDS(2)           ------------
                                                            ----------
================================================================================================

Charles T. Bauer                                   $  0             $    0                $    0

------------------------------------------------------------------------------------------------
Bruce L. Crockett                                 2,045             37,485               103,500

------------------------------------------------------------------------------------------------
Owen Daly II                                      2,045            122,898               103,500

------------------------------------------------------------------------------------------------
Edward K. Dunn                                    2,045             55,565               103,500

------------------------------------------------------------------------------------------------
Jack Fields                                       2,004             15,826               101,500

------------------------------------------------------------------------------------------------
Carl Frischling(4)                                2,035             97,791               103,500

------------------------------------------------------------------------------------------------
Robert H. Graham                                      0                  0                     0

------------------------------------------------------------------------------------------------
John F. Kroeger (5)                                   0             40,461                     0

------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                2,045             11,870               101,500

------------------------------------------------------------------------------------------------
Lewis F. Pennock                                  2,035             45,755               103,500

------------------------------------------------------------------------------------------------
Ian Robinson(6)                                     858             94,442                25,000

------------------------------------------------------------------------------------------------
Louis S. Sklar                                    2,035             90,232               101,500

================================================================================================

---------------

(1) The total amount of compensation deferred by all Directors of the Fund during the fiscal year ended October 31, 1999, including interest earned thereon, was $13,529.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $13,895. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each Director serves as director or trustee of a total of 12 registered investment companies advised by AIM. Data reflects compensation earned during the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, the Fund paid $8,316 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the fund.

(5) Mr. Kroeger was a director until June 11, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Fund Retirement Plan for Eligible Directors/Trustees".

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

AIM Funds Retirement Plan for Eligible Directors/Trustees


        Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. ("AIM Management"), or any of its affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

        Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

           =============================================================

                                                 Annual Retirement
           Number of Years of Service With    Compensation Paid By All
               the Applicable AIM Funds         Applicable AIM Funds
           =============================================================

                    10                                $67,500
           -------------------------------------------------------------

                    9                                 $60,750
           -------------------------------------------------------------

                    8                                 $54,000
           -------------------------------------------------------------

                    7                                 $47,250
           -------------------------------------------------------------

                    6                                 $40,500
           -------------------------------------------------------------

                    5                                 $33,750
           =============================================================


Deferred Compensation Agreements


        Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Fund's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Fund. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

THE INVESTMENT ADVISOR


        The Fund has entered into an Investment Advisory Agreement, (the "Advisory Agreement") with AIM. AIM is a wholly owned subsidiary of AIM Management, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Directors and Officers".


        AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) to file reports or duplicate confirmations regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund; and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

        A I M Capital Management, Inc. ("AIM Capital") a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as principal underwriter of other registered investment companies advised or managed by AIM.

        Pursuant to the terms of the Advisory Agreement, AIM: (a) supervises all aspects of the operations of the Fund; (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which AIM considers desirable for inclusion in the Fund; (c) determines which issuers and securities shall be represented in the Fund's investment portfolio and regularly reports thereon to the Fund's Board of Directors; and (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Fund's Board of Directors; and takes, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Fund. Subject to the approval of the Board of Directors and the shareholders of the Fund, AIM may delegate to a sub-advisor certain of its duties, provided that AIM shall continue to supervise the performance of any such sub-advisor.

        As compensation for its services, AIM receives an annual fee, calculated daily and paid monthly, at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Although the advisory fee rate paid by the Fund is higher than that paid by other investment companies, many of those investment companies are a different size or have different objectives than the Fund. The effective rate of fees and expenses paid by the Fund at its current size is lower than that for other funds with similar investment objectives.

        AIM may from to time waive or reduce its fee. Voluntary fee waivers or reductions, may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

        The Advisory Agreement will continue from year to year, provided that it is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the 1940 Act.

        The Advisory Agreement provides that upon the request of the Fund's Board of Directors, AIM may perform, or arrange for the performance of, certain accounting, shareholder servicing and other administrative services to the Fund that are not required to be performed by AIM under the Advisory Agreement. For such services, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be agreed upon by AIM and the Fund's Board of Directors upon a finding by the Board of Directors that the provision of such services is in the best interests of the Fund and its shareholders.

        The Board of Directors has made such a finding and, accordingly, has entered into an Administrative Services Agreement, with AIM (the "Administrative Services Agreement"). Under the Administrative Services Agreement, AIM currently provides the services of a principal financial officer and his staff, who maintain the financial accounts and books and records of the Fund, including the calculation of the daily net asset value of the Fund, and prepare tax returns and financial statements for the Fund and also is reimbursed for any expenses related to providing such services, as well as the services of staff responding to various shareholder inquiries. The Administrative Services Agreement will continue year to year, provided that it is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. In addition, a sub-contract between AIM and A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, provides that AFS may perform certain shareholders services for the Fund which are not required to be performed by AIM under the Advisory Agreement (the "Sub-Contract"). Currently, AFS provides certain shareholders services for the Fund. For such services, while AFS is entitled to receive from AIM such reimbursement of its costs associated with providing those services as may be approved by the Board of Directors, AFS does not presently receive any such reimbursement. Effective March 13, 2000, the Sub-Contract will be terminated.


        During the fiscal years ended October 31, 1999, 1998 and 1997, AIM received management and advisory fees from the Fund of $15,096,393, $11,372,220 and $9,353,715, respectively. See "Expenses".

        For the fiscal years ended October 31, 1999, 1998 and 1997, AIM was reimbursed $114,068, $72,766 and $67,450, respectively, for costs associated with performing administrative services.

        Prior to July 1, 1999, TradeStreet Investment Associates, Inc. ("TradeStreet"), 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255, served as Sub-Advisor. TradeStreet is a wholly owned subsidiary of NationsBank, N.A. and a registered investment advisor.

        For the period November 1, 1998 through July 1, 1999 and the fiscal year ended October 31, 1998 and 1997, TradeStreet received fees from AIM of $2,774,130, $3,405,833 and $2,921,391, respectively. See "Expenses".


EXPENSES

        All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in the Advisory Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors' and shareholders' meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of pricing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

TRANSFER AGENT AND CUSTODIAN


        AFS, a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as a transfer and dividend disbursing agent for the Class. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

        State Street Bank and Trust Company ("State Street Bank") acts as custodian for the Fund's portfolio securities and cash. The Fund pays State Street Bank, Boston Financial Data Services, Inc. ("BFDS"), and AFS such compensation as may be agreed upon from time to time.


REPORTS

        The Fund will furnish shareholders semi-annually with a list of the investments held in the Class' portfolio and its financial statements. The annual financial statements will be audited by the Fund's independent certified public accountants. The Board of Directors has selected KPMG LLP, 700 Louisiana, Houston, Texas 77002, as the Fund's independent certified public accountants to audit the Fund's books and review the Fund's tax returns.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


        It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gains distributions. It is the Fund's intention to distribute substantially all of its net investment income and capital gains by the end of the calendar year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Class unless the shareholder has elected prior to the record date, by written notice to BFDS, P.O. Box 8300, Boston, Massachusetts 02266-8300,
Attention: AIM Summit Fund, Inc., to receive all such payments in cash. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.


        Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by BFDS prior to the applicable record date. Any dividend and distribution election will remain in effect until BFDS receives a revised written election by the shareholder.

        No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Because shares of the Fund may be purchased by individual investors through the Plan, the following discussion is addressed only to individual (rather than corporate) investors.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

        The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


        The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income tax.


        In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

        If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

        In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

        In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or
(c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

        Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts". Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

        Other hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

        Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

        A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated investment company must (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for any calendar year and (2) unless it has made a taxable year election, exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS


        The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

        The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20%), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. If the Fund elects to use equalization accounting, however, a shareholder will be less likely to be taxed on gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


        Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

        Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

        In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service ("IRS").

        The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that it is an "exempt recipient".

SALE OR REDEMPTION OF FUND SHARES

        A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

        If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and
(iii) subsequently acquires shares of the same or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

        Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

        If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        Foreign persons who file a United States tax return after December 31, 1996, for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

        Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                  SHARE PURCHASES, REDEMPTIONS AND REPURCHASES

PURCHASES AND REDEMPTIONS

        The terms of offering of shares of the Class and the methods of accomplishing redemption are set forth in full in the Class' Prospectus and in the Plan's Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION

        The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

VALUATION OF SHARES


        In accordance with the current rules and regulations of the SEC, the net asset value of a Fund share is determined as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time) on each day in which the NYSE is open for trading. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern
Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Portfolio securities are valued using market values, if available. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of the customary trading session of the NYSE are generally used. The net asset values per share of the Class and Class I Shares of the Fund will differ from each other because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of the Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution, service fees and transfer agency fees (to the extent different rates are charged to different classes) and certain other fees are allocated only to the class to which such expenses relate. The net asset value per share of the Class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the Class from the assets of the Fund allocated to the Class and dividing the result by the total number of shares outstanding of the Class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sale price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sale price on the valuation date, or absent a last sales price, at the closing bid price on that day, option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; and futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair market value are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

        Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the customary trading session of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.


THE DISTRIBUTION PLAN

        The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class of the Fund (the "Distribution Plan"). The Distribution Plan provides that the Class pay 0.30% per annum of its average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the shares of the Class. The Distribution Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Class. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to the Class and who provides continuing personal services to their customers who own shares of the Class. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Class shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Distribution Plan. Activities appropriate for financing under the Distribution Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Distribution Plan.

        Of the aggregate amount payable under the Distribution Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class, in amounts of up to 0.25% of the average daily net assets of the Class attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Distribution Plan. Payments pursuant to the Distribution Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

        AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the shares of the Class to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Class. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the shares of the Class; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in shares of the Class; and providing such other information and services as the Class or the customer may reasonably request.


        Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Class during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the shares of the Class are held.

        The Distribution Plan is subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

        AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for the Class. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

        Under the Distribution Plan, certain financial institutions which have entered into service agreements and which sell shares of the Class on an agency basis, may receive payments from the Fund pursuant to the Distribution Plan. AIM Distributors does not act as principal, but rather as agent for the Class, in making dealer incentive and shareholder servicing payments under the Distribution Plan. These payments are an obligation of the Fund on behalf of the Class and not of AIM Distributors.

        The Distribution Plan requires AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Distribution Plan.


        For the period July 19, 1999 (date sales commenced) to October 31, 1999, the Class paid AIM Distributors under the Distribution Plan $195, or an amount equal to 0.30%, of the Class' average daily net assets on an annualized basis.

        An estimate by category of actual fees paid by the Class during the period July 19, 1999 (date sales commenced) through October 31, 1999, were allocated as follows:

                                 CLASS II SHARES


         Advertising                                                $24

         Printing and mailing prospectuses, semi-annual               2
         reports and annual reports (other than to current
         shareholders)

         Seminars                                                     0

         Compensation to Underwriters to partially                    0
         offset other marketing expenses

         Compensation to Dealers including                            6
         finder's fees

         Compensation to Sales Personnel                              0

         Annual Report Total                                         32


        As required by Rule 12b-1, the Distribution Plan and related form of Shareholder Service Agreement were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan ("Non-Interested Directors"). In approving the Distribution Plan in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Distribution Plan would benefit the Class and its respective shareholders.

        The Distribution Plan does not obligate the Fund on behalf of the Class to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Distribution Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund on behalf of the Class will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

        Unless the Distribution Plan is terminated earlier in accordance with its terms, the Distribution Plan continues as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Non-Interested Directors.

        The Distribution Plan may be terminated by the vote of a majority of the Non-Interested Directors, or by the majority of the outstanding voting securities.

        Any change in the Distribution Plan that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Non-Interested Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Distribution Plan is in effect, the selection or nomination of the Non-Interested Directors is committed to the discretion of the Non-Interested Directors.

THE DISTRIBUTION AGREEMENT


        The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, which in turn is a wholly owned subsidiary of AIM Management, under which the Fund will issue shares at net asset value primarily to State Street Bank, as custodian for the Plan. The address of AIM Distributors is P.O. Box 4264, Houston, Texas 77210-4264. AIM Distributors acts as sponsor and principal underwriter of the Plan. AIM Distributors does not receive any fee from the Fund pursuant to the Distribution Agreement. The Distribution Agreement provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Fund. The Fund or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of assignment. Certain directors and officers of the Fund are affiliated with AIM Distributors and AIM Management.


                         INVESTMENT STRATEGIES AND RISKS

        Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in:

               1. Core Stocks -- These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

               2. Emerging Growth Stocks -- These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.


               3. Value-Oriented Stocks -- These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's capabilities than is the case with other types of securities in which the Fund may invest.


        The Fund may make short sales or maintain a short position in securities if at all times when such a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable at no added cost for at least an equal amount of such securities.

        The receipt by the Fund of new money primarily through the medium of continuing investments under systematic investment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. One example of how this concept could be employed is through a program of "dollar-cost averaging" in the purchase of securities for the Class. "Dollar-cost averaging" involves the purchase of a fixed dollar amount of stock of a company at regular intervals. The number of shares of stock obtained upon each purchase will therefore vary with the price of the stock, with more shares being obtained as the price to the stock declines and fewer shares being obtained as the price of the stock increases. Such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.


        As of February 1, 2000, no person owned of record or is known by the Fund to own of record or beneficially 5% or more of the Class' outstanding equity securities. As of February 1, 2000, the directors and officers of the Fund as a group owned beneficially less than 1% of each Class of the Fund's outstanding shares.


INVESTMENT PROGRAM

        The Fund's investment objective and the methods by which the Fund seeks to achieve that objective is set forth in the Prospectus under the caption "Investment Objectives and Strategies" and "Principal Risks of Investing in the Fund. It is the current policy of the Fund not to purchase or own the common stock of any company which, in the opinion of AIM, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of the Fund. This policy may be modified or rescinded by the Fund's Board of Directors without shareholder approval.

COMMON STOCKS

        The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

        The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

        The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

CORPORATE DEBT SECURITIES

        The Fund may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

U.S. GOVERNMENT SECURITIES

        The Fund may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.

REAL ESTATE INVESTMENT TRUSTS ("REITs")


        The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of the Fund.


        REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

        To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

WARRANTS

        The Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

FOREIGN SECURITIES

        The Fund has reserved the investment flexibility to invest up to 20% of its total assets in foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. The Fund may also purchase securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. ADRs, EDRs, and other securities representing underlying securities of foreign issuers are included in the percentage limitations applicable to the Fund's investments in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets.

        Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies including Eurodollar, Yankee dollar and other foreign obligations, may entail some or all of the risks set forth below. Investments by the Fund in ADRs and EDRs may entail certain political and economic risks and regulatory risks described below.

        Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different economic and political forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

        Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

        Market Risk. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

        On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

FOREIGN EXCHANGE TRANSACTIONS

        Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

REPURCHASE AGREEMENTS

        The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or a bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in the Fund's restrictions on lending. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

RULE 144A SECURITIES

        The Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

ILLIQUID SECURITIES

        The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.


EQUITY-LINKED DERIVATIVES

        The Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investment in Other Investment Companies".


INVESTMENT IN OTHER INVESTMENT COMPANIES


        The Fund may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the fund. With respect to the fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.


TEMPORARY DEFENSIVE INVESTMENTS


         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. As a result, the Fund may not achieve its investment objective. Such money market instruments will consist of obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances, time deposits, master notes and other obligations of domestic banks having total assets of at least $500 million; and commercial paper rated in the highest category by a nationally recognized statistical rating organization.


LENDING OF FUND SECURITIES

        The Fund may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Fund. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

PORTFOLIO TURNOVER

        Consistent with its objective of capital growth, the Fund does not intend to engage in substantial short-term trading. However, the Fund reserves the right to dispose of any security without regard to the period of time it has been held and to take short-term or long-term profits when such action is consistent with its investment program. The Fund's historical portfolio turnover rates are included in the Financial Highlights table in the Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. The Fund's turnover may vary greatly from year to year and may exceed 100% during years when the Fund has taken a significant defensive position or otherwise makes changes in the investment strategies which it pursues consistent with its overall investment objective. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

        The Fund may use forward contracts, futures contracts, call options on securities, call options on indices, call options on currencies, and call options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's Investments. These instruments are often referred to as "derivatives", which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

        The use by the Fund of call options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

        (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

        (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as a call option contract) and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

        (4) There is no assurance that a liquid secondary market will exist for any particular call option, futures contract, forward contract or call option thereon at any particular time.

        (5) As described below, the Fund is required to maintain assets as "cover", and might be required to maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

        (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

        Transactions using forward contracts, futures contracts and call options expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward contracts or futures contracts or
(2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

        Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or call option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

        The Fund may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, the Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

        When writing a call option the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

        Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

        Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

OVER-THE-COUNTER OPTIONS

        Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

        The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

        Calls on indices are similar to calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

        The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

        The Fund will not write call options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

        The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

        A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

        The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

        Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

        A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

        "Margin" with respect to Futures is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

        Subsequent payments, called "variation margin", to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

        If the Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

        Call options on Futures Contracts are similar to options on securities or currencies except that call options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a long position in a Futures Contract at a specified exercise price at any time during the period of the option. Upon exercise of the call option, the delivery of the Futures position by the writer of the call option (the Fund) to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

        A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

        The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging". Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

        The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, CALL OPTIONS ON FUTURES AND CERTAIN CALL OPTIONS ON CURRENCIES

        To the extent that the Fund enters into Futures Contracts, call options on Futures Contracts and call options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board of Directors, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

General Brokerage Policy

        AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

        Some of the securities in which the Fund invests are traded in over-the-counter markets. In such transactions, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

        Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

        AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or AIM Capital (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.


        The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Fund from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account provided the Fund follows procedures adopted by the Boards of irectors/Trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Allocation of Portfolio Transactions

        AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

        Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.


Allocation of IPO Securities Transactions



         From time to time, certain of the AIM Funds or accounts may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:



      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and accounts with an asset level of less than $500 million, will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.



      When any AIM Fund and/or account with substantially identical investment objectives and policies participate in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

Section 28(e) Standards

        Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion". The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

        Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Fund's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

        The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

        In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

Transaction With Regular Brokers


        As of October 31, 1999, the Fund held an amount of common stock issued by Morgan Stanley Dean Witter & Co., Inc. and Lehman Brothers Holdings, Inc. having a market value of $16,988,125 and $2,947,500, respectively. Both are regular brokers of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act.


Brokerage Commissions Paid


        For the fiscal years ended October 31, 1999, 1998 and 1997 the Fund paid brokerage commissions of $3,472,778, $3,027,892 and $2,573,656, respectively. For the fiscal year ended October 31, 1999, AIM allocated certain of the Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $625,053,096 and the related brokerage commissions were $536,125.

        No brokerage commissions were paid by the Fund to any broker who is an affiliated person of the Fund, an affiliated person of such person or an affiliated person of the Fund, the Fund's principal underwriter, or AIM.

Portfolio Turnover

        The decrease in portfolio turnover rate from 1996 to 1997 resulted from strong corporate earnings and thus a reduced need to restructure the Fund's portfolio holdings.

                             INVESTMENT RESTRICTIONS

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize (but cannot eliminate) certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Fund's assets which may be concentrated in any specific industry or issue. The most significant of these restrictions provide that the Fund will not purchase a security if as a result of such purchase:

        (1) More than 25% of the value of the Fund's total assets would be invested in the securities of issuers primarily engaged in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities;

        (2) More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or repurchase agreements pertaining to such securities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

        (3) The Fund would own more than 10% of the outstanding voting securities of any issuer or more than 10% of any class of securities of an issuer, with the debt and preferred stock of an issuer each considered to be a separate single class for this purpose, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

        Also the Fund will not:

        (4) Purchase or hold securities of any issuer if the Fund has knowledge that the officers and directors of the Fund and its investment advisor collectively own beneficially more than 5% of the outstanding securities of such issuer. (Individual holdings of less than 1/2 of 1% will not be counted for the purpose of this restriction.)

        (5) Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary or emergency purposes in amounts up to 10% of the value of its total assets at the time of borrowing. (This provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur and is not for leverage purposes. Any borrowings by the Fund will be repaid prior to the purchase of additional portfolio securities.)

        (6)    Underwrite securities issued by any other person.

        (7) Invest in real estate or purchase oil, gas or mineral interests, except that this restriction does not apply to marketable securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein, or to securities issued by companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

        (8)    Buy or sell commodities or commodity futures contracts.

        (9) Make loans of money or securities other than (a) through the purchase of securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; provided that the Fund may lend its portfolio securities so long as the value of securities loaned by it does not exceed an amount equal to 33 1/3% of the Fund's total assets.

        (10) Purchase securities on margin, except to the extent necessary for the clearance of its securities transactions.

        (11) Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, the Fund owns at least an equal amount of such securities or owns securities convertible into or exchangeable for at least an equal amount of such securities, and unless not more than 10% of the Fund's total assets (taken at current value) is held as collateral for such short sales at any one time.

        (12) Invest in companies for the purpose of exercising control or management except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

        (13)   Purchase or sell puts or purchase calls.

        The foregoing percentage limitations will be calculated by giving effect to such purchase and will be based upon values at the time of purchase. The Fund may retain any security purchased by it notwithstanding changes in the value of its assets occurring subsequent to the time of any such purchase.


        The foregoing investment restrictions are matters of fundamental policy which may not be changed without the vote of a majority of the Fund's outstanding shares. See "Submission of Matters to Shareholders".



                            MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

        Shareholder inquiries concerning the status of an account should be directed to A I M Fund Services, Inc. by calling (800) 995-4246.

LEGAL MATTERS

        Legal matters for the Fund have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                              FINANCIAL STATEMENTS










                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Summit Fund, Inc:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       /s/ KPMG LLP

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-96.11%

AUTO PARTS & EQUIPMENT-0.13%

SPX Corp.(a)                            40,000   $    3,390,000
---------------------------------------------------------------

AUTOMOBILES-0.99%

Ford Motor Co.                         225,000       12,346,875
---------------------------------------------------------------
Porsche A.G., Pfd. (Germany)             5,000       13,624,047
---------------------------------------------------------------
                                                     25,970,922
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.80%

Fleet Boston Corp.                     400,000       17,450,000
---------------------------------------------------------------
Northern Trust Corp.                    36,000        3,476,250
---------------------------------------------------------------
                                                     20,926,250
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.44%

Chase Manhattan Corp. (The)            133,500       11,664,562
---------------------------------------------------------------

BIOTECHNOLOGY-2.39%

Amgen, Inc.(a)                         220,000       17,545,000
---------------------------------------------------------------
Biogen, Inc.(a)                        350,000       25,943,750
---------------------------------------------------------------
Celera Genomics(a)                       5,950          232,794
---------------------------------------------------------------
Genzyme Corp.(a)                       500,000       19,125,000
---------------------------------------------------------------
                                                     62,846,544
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.84%

AT&T Corp.-Liberty Media
  Group-Class A(a)                     250,000        9,921,875
---------------------------------------------------------------
Comcast Corp.-Class A                  200,000        8,425,000
---------------------------------------------------------------
USA Networks, Inc.(a)                   80,500        3,627,531
---------------------------------------------------------------
                                                     21,974,406
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-11.99%

General Instrument Corp.(a)            250,000       13,453,125
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  660,000      110,137,500
---------------------------------------------------------------
Lucent Technologies Inc.               500,000       32,125,000
---------------------------------------------------------------
Motorola, Inc.                         700,000       68,206,250
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                400,000       46,225,000
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                600,000       25,650,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       300,000       18,975,000
---------------------------------------------------------------
                                                    314,771,875
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.39%

International Business Machines
  Corp.                                475,000       46,728,125
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              150,000       15,871,875
---------------------------------------------------------------
                                                     62,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTERS (NETWORKING)-4.67%

Cisco Systems, Inc.(a)               1,200,000   $   88,800,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         250,000       21,500,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      100,000       12,350,000
---------------------------------------------------------------
                                                    122,650,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.68%

Adaptec, Inc.(a)                       527,000       23,715,000
---------------------------------------------------------------
EMC Corp.(a)                         1,000,000       73,000,000
---------------------------------------------------------------
                                                     96,715,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-17.42%

America Online, Inc.(a)                860,000      111,531,250
---------------------------------------------------------------
Computer Associates
  International, Inc.                  540,000       30,510,000
---------------------------------------------------------------
eBay, Inc.(a)                          250,000       33,781,250
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       300,000       12,093,750
---------------------------------------------------------------
Inktomi Corp.(a)                       330,000       33,474,375
---------------------------------------------------------------
Intuit, Inc.(a)                        600,000       17,475,000
---------------------------------------------------------------
Lycos, Inc.(a)                         430,000       23,005,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,040,000       96,265,000
---------------------------------------------------------------
RealNetworks, Inc.(a)                  200,000       21,937,500
---------------------------------------------------------------
Unisys Corp.(a)                        450,000       10,912,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              200,000       21,575,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         250,000       44,765,625
---------------------------------------------------------------
                                                    457,326,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.54%

McKesson HBOC, Inc.                    710,000       14,244,375
---------------------------------------------------------------

ELECTRIC COMPANIES-2.05%

Illinova Corp.                         415,000       13,202,187
---------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(a)     1,185,000       18,811,875
---------------------------------------------------------------
Texas Utilities Co.                    560,000       21,700,000
---------------------------------------------------------------
                                                     53,714,062
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

American Power Conversion
  Corp.(a)                             200,000        4,487,500
---------------------------------------------------------------
General Electric Co.                   150,000       20,334,375
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        178,000       18,500,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                        45,000   $    4,052,812
---------------------------------------------------------------
                                                     47,375,562
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.70%

Alpha Industries, Inc.(a)              100,000        5,525,000
---------------------------------------------------------------
PE Corp-PE Biosystems Group             23,800        1,544,025
---------------------------------------------------------------
Waters Corp.(a)                        212,000       11,262,500
---------------------------------------------------------------
                                                     18,331,525
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-6.36%

Analog Devices, Inc.(a)                150,000        7,968,750
---------------------------------------------------------------
Broadcom Corp.-Class A(a)              380,000       48,568,750
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              157,000       12,393,187
---------------------------------------------------------------
Microchip Technology, Inc.(a)          134,300        8,947,737
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    600,000       56,550,000
---------------------------------------------------------------
Texas Instruments, Inc.                260,000       23,335,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         200,000        9,175,000
---------------------------------------------------------------
                                                    166,938,424
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.30%

McDermott International, Inc.          435,000        7,884,375
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.14%

KLA-Tencor Corp.(a)                     45,000        3,563,437
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.54%

American Express Co.                    44,000        6,776,000
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                        117,938        4,304,737
---------------------------------------------------------------
Citigroup, Inc.                        510,000       27,603,750
---------------------------------------------------------------
Fannie Mae                             104,600        7,400,450
---------------------------------------------------------------
Freddie Mac                            280,000       15,137,500
---------------------------------------------------------------
MGIC Investment Corp.                  530,000       31,667,500
---------------------------------------------------------------
                                                     92,889,937
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.20%

Abbott Laboratories                    127,000        5,127,625
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.24%

Watson Pharmaceuticals, Inc.(a)        200,000        6,350,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.90%

Lilly (Eli) & Co.                       76,800        5,289,600
---------------------------------------------------------------
Pfizer, Inc.                           270,000       10,665,000
---------------------------------------------------------------
Schering-Plough Corp.                  155,200        7,682,400
---------------------------------------------------------------
                                                     23,637,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.03%

Health Management Associates,
  Inc.-Class A(a)                    3,060,000   $   27,157,500
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.47%

Manor Care, Inc.(a)                    780,000       12,285,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.04%

United Healthcare Corp.                530,000       27,394,375
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.74%

Beckman Coulter, Inc.                  330,000       15,180,000
---------------------------------------------------------------
Guidant Corp.                          620,000       30,612,500
---------------------------------------------------------------
                                                     45,792,500
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.93%

AXA Financial, Inc.                    508,000       16,287,750
---------------------------------------------------------------
UnumProvident Corp.                    250,000        8,234,375
---------------------------------------------------------------
                                                     24,522,125
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.03%

American International Group,
  Inc.                                 261,937       26,963,140
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.48%

XL Capital Ltd.-Class A                235,000       12,616,562
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.74%

Lehman Brothers Holdings, Inc.          40,000        2,947,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       154,000       16,988,125
---------------------------------------------------------------
Schwab (Charles) Corp. (The)           660,000       25,698,750
---------------------------------------------------------------
                                                     45,634,375
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.78%

Mattel, Inc.                         1,540,000       20,597,500
---------------------------------------------------------------

LODGING-HOTELS-0.46%

Carnival Corp.                         272,000       12,104,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.64%

Tyco International Ltd.                200,000        7,987,500
---------------------------------------------------------------
United Technologies Corp.              145,000        8,772,500
---------------------------------------------------------------
                                                     16,760,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.61%

Parker Hannifin Corp.                  350,000       16,034,375
---------------------------------------------------------------

NATURAL GAS-0.47%

Coastal Corp. (The)                    293,600       12,367,900
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.06%

Diamond Offshore Drilling, Inc.        380,000       12,065,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

ENSCO International, Inc.              580,000   $   11,237,500
---------------------------------------------------------------
Schlumberger Ltd.                      260,000       15,746,250
---------------------------------------------------------------
Transocean Offshore, Inc.              555,000       15,089,063
---------------------------------------------------------------
                                                     54,137,813
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.70%

Atlantic Richfield Co.                 142,000       13,232,625
---------------------------------------------------------------
USX-Marathon Group                     175,500        5,111,438
---------------------------------------------------------------
                                                     18,344,063
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.12%

Georgia Pacific Group                  380,000       15,081,250
---------------------------------------------------------------
International Paper Co.                270,000       14,208,750
---------------------------------------------------------------
                                                     29,290,000
---------------------------------------------------------------

PUBLISHING-0.68%

Dow Jones & Co., Inc.                  194,000       11,931,000
---------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)            60,000        3,577,500
---------------------------------------------------------------
Reader's Digest Association,
  Inc.-Class A                          75,000        2,418,750
---------------------------------------------------------------
                                                     17,927,250
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.50%

Starwood Hotels & Resorts
  Worldwide, Inc.                      575,000       13,189,063
---------------------------------------------------------------

RESTAURANTS-0.10%

Tricon Global Restaurants,
  Inc.(a)                               65,000        2,612,188
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.58%

Home Depot, Inc. (The)                 200,000       15,100,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.45%

Best Buy Co., Inc.(a)                  544,800       30,270,450
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                180,000        7,683,750
---------------------------------------------------------------
                                                     37,954,200
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.38%

Federated Department Stores,
  Inc.(a)                              440,000       18,782,500
---------------------------------------------------------------
Kohl's Corp.(a)                        100,000        7,481,250
---------------------------------------------------------------
Saks, Inc.(a)                          575,000        9,882,813
---------------------------------------------------------------
                                                     36,146,563
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.18%

Family Dollar Stores, Inc.             225,000        4,640,625
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.44%

Kroger Co. (The)(a)                    551,000       11,467,688
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-1.58%

Dayton Hudson Corp.                    289,000       18,676,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (GENERAL MERCHANDISE)-(CONTINUED)

Wal-Mart Stores, Inc.                  400,000   $   22,675,000
---------------------------------------------------------------
                                                     41,351,625
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.44%

Bed Bath & Beyond, Inc.(a)             225,000        7,495,313
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              100,000        3,975,000
---------------------------------------------------------------
                                                     11,470,313
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.15%

Abercrombie & Fitch Co.-Class
  A(a)                                  86,000        2,343,500
---------------------------------------------------------------
American Eagle Outfitters,
  Inc.(a)                              275,000       11,773,438
---------------------------------------------------------------
Gap, Inc. (The)                        150,000        5,568,750
---------------------------------------------------------------
Intimate Brands, Inc.                   81,270        3,332,070
---------------------------------------------------------------
Talbots, Inc. (The)                    150,000        7,059,375
---------------------------------------------------------------
                                                     30,077,133
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.99%

Omnicom Group, Inc.                    150,000       13,200,000
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               300,000       12,712,500
---------------------------------------------------------------
                                                     25,912,500
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.45%

Cintas Corp.                           123,700        7,452,925
---------------------------------------------------------------
Gartner Group, Inc.-Class B(a)           7,812           73,238
---------------------------------------------------------------
IMS Health, Inc.                        60,000        1,740,000
---------------------------------------------------------------
Viad Corp.                             100,000        2,456,250
---------------------------------------------------------------
                                                     11,722,413
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.13%

Brocade Communications Systems,
  Inc.(a)                              110,000       29,590,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.66%

Concord EFS, Inc.(a)                   450,000       12,178,125
---------------------------------------------------------------
First Data Corp.                       480,000       21,930,000
---------------------------------------------------------------
National Data Corp.                     80,000        1,920,000
---------------------------------------------------------------
Paychex, Inc.                          192,037        7,561,457
---------------------------------------------------------------
                                                     43,589,582
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.81%

Western Wireless Corp.-Class A(a)      400,000       21,150,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.65%

AT&T Corp.                             355,000       16,596,250
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)      700,000       16,756,250
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  422,926       36,292,337
---------------------------------------------------------------
                                                     69,644,837
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TELEPHONE-1.59%

Bell Atlantic Corp.                    200,000   $   12,987,500
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)               800,000       28,800,000
---------------------------------------------------------------
                                                     41,787,500
---------------------------------------------------------------

WASTE MANAGEMENT-0.54%

Waste Management, Inc.                 778,000       14,295,750
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,615,087,599)                             2,522,522,589
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE BONDS & NOTES-0.87%

COMPUTERS (PERIPHERALS)-0.36%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                  $ 1,450,000        9,348,875
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.51%

Level 3 Communications Inc.,
  Conv. Bonds, 6.00%, 09/15/09     $11,000,000   $   13,530,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes (Cost $12,998,720)                       22,878,875
---------------------------------------------------------------

                                     SHARES

MONEY MARKET FUNDS-3.46%

STIC Liquid Assets Portfolio(b)     45,440,308       45,440,308
---------------------------------------------------------------
STIC Prime Portfolio(b)             45,440,308       45,440,308
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $90,880,616)                             90,880,616
---------------------------------------------------------------

TOTAL INVESTMENTS-100.44%                         2,636,282,080
---------------------------------------------------------------

LIABILITIES LESS OTHER
  ASSETS-(0.44%)                                    (11,667,071)
---------------------------------------------------------------

NET ASSETS-100.00%                               $2,624,615,009
===============================================================

                                         Abbreviations:

                                         ADR   - American Depositary Receipt
                                         Conv. - Convertible
                                         Pfd.  - Preferred
                                         Sub.  - Subordinated

                                         Notes to Schedule of Investment:

                                        (a)
                                            Non-income producing security.
                                        (b)
                                            The security shares the same
                                            investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at market value (cost
  $1,718,966,935)                              $2,636,282,080
-------------------------------------------------------------
Receivables for:
  Capital stock sold                                   99,498
-------------------------------------------------------------
  Dividends and interest                            1,053,988
-------------------------------------------------------------
Investment for deferred compensation plan              48,076
-------------------------------------------------------------
Other assets                                           12,253
-------------------------------------------------------------
    Total assets                                2,637,495,895
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            10,772,227
-------------------------------------------------------------
  Capital stock reacquired                            469,021
-------------------------------------------------------------
  Deferred compensation                                48,076
-------------------------------------------------------------
Accrued advisory fees                               1,342,674
-------------------------------------------------------------
Accrued administrative services fees                   10,000
-------------------------------------------------------------
Accrued directors' fees                                 1,448
-------------------------------------------------------------
Accrued operating expenses                            237,440
-------------------------------------------------------------
    Total liabilities                              12,880,886
-------------------------------------------------------------
Net assets applicable to shares outstanding    $2,624,615,009
=============================================================

NET ASSETS:

Class I                                        $2,623,900,667
-------------------------------------------------------------
Class II                                       $      714,342
-------------------------------------------------------------

Capital stock, $0.01 par value per share:

Class I:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     130,118,500
=============================================================
Class II
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                          35,504
=============================================================
Class I
  Net asset value and redemption price per
    share                                      $        20.17
=============================================================
Class II
  Net asset value and redemption price per
    share                                      $        20.12
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $72,416 foreign withholding
  tax)                                          $ 10,836,685
------------------------------------------------------------
Interest                                           4,978,635
------------------------------------------------------------
    Total investment income                       15,815,320
------------------------------------------------------------

EXPENSES:

Advisory fees                                     15,096,393
------------------------------------------------------------
Administrative services fees                         114,068
------------------------------------------------------------
Custodian fees                                       231,799
------------------------------------------------------------
Directors' fees                                       22,879
------------------------------------------------------------
Transfer agent fees                                   49,863
------------------------------------------------------------
Other                                                467,498
------------------------------------------------------------
    Total expenses                                15,982,500
------------------------------------------------------------
Less: Expenses paid indirectly                       (28,145)
------------------------------------------------------------
    Net expenses                                  15,954,355
------------------------------------------------------------
Net investment income (loss)                        (139,035)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          418,809,758
------------------------------------------------------------
  Foreign currencies                                (275,578)
------------------------------------------------------------
                                                 418,534,180
============================================================

CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF:

  Investment securities                          367,179,343
------------------------------------------------------------
  Foreign currencies                                  (3,322)
============================================================
                                                 367,176,021
============================================================
    Net gain from investment securities and
      foreign currencies                         785,710,201
============================================================
Net increase in net assets resulting from
  operations                                    $785,571,166
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:
  Net investment income (loss)                                $     (139,035)   $    4,083,684
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities foreign
    currencies, futures and options contracts                    418,534,180       123,367,355
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            367,176,021        30,378,725
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      785,571,166       157,829,764
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income-Class I                                                  (4,242,441)       (1,659,397)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains-Class I   (112,082,098)     (156,547,424)
----------------------------------------------------------------------------------------------
Share transactions-net:
----------------------------------------------------------------------------------------------
  Class I                                                        124,655,784       180,175,249
----------------------------------------------------------------------------------------------
  Class II                                                           680,370                --
----------------------------------------------------------------------------------------------
       Net increase in net assets                                794,582,781       179,798,192
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          1,830,032,228     1,650,234,036
----------------------------------------------------------------------------------------------
  End of period                                               $2,624,615,009    $1,830,032,228
==============================================================================================

NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,290,320,756    $1,158,384,602
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (94,294)        4,164,155
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    417,073,402       117,344,347
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           917,315,145       550,139,124
----------------------------------------------------------------------------------------------
                                                              $2,624,615,009    $1,830,032,228
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund consists of two classes of shares: Class I shares and Class II shares. Class II shares commenced sales on July 19, 1999. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $123,027, undistributed net realized gains decreased by $6,723,027 and paid-in capital increased by $6,600,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Prior to June 30, 1999, AIM had a sub-advisory agreement with TradeStreet Investment Associates, ("TradeStreet").
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $114,068 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class II shares (the "Distribution Plan"). The Fund , pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class II shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of Class II shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class II shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Class II shares. During the period July 19, 1999 (date sales commenced) through October 31, 1999, the Class II shares paid AIM Distributors $195 as compensation under the Plans.
  During the year ended October 31, 1999, the Fund paid legal fees of $8,316 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors. Certain officers and directors of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $28,145 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $28,145 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $2,104,224,796 and $2,129,918,843, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $973,683,957
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (65,121,247)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $908,562,710
=========================================================

* Cost of investments for tax purposes is $1,727,719,370.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class I                                                      13,483,892   $ 237,827,156    13,962,660   $ 208,683,626
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        36,977         708,414            --              --
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class I                                                       7,006,133     112,308,495    11,672,671     154,897,796
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class I                                                     (12,707,834)   (225,479,867)  (12,194,909)   (183,406,173)
-----------------------------------------------------------------------------------------------------------------------
  Class II*                                                        (1,473)        (28,044)           --              --
-----------------------------------------------------------------------------------------------------------------------
                                                                7,817,695   $ 125,336,154    13,440,422   $ 180,175,249
=======================================================================================================================

* Class II shares commenced sales on July 19, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended October 31, 1999 for Class I shares and for the period July 19, 1999 (date sales commenced) through October 31, 1999 for Class II shares.

                                                                                                                      CLASS II
                                                                                                                    JULY 19, 1999
                                                                             CLASS I                                     TO
                                                 ----------------------------------------------------------------    OCTOBER 31,
                                                    1999           1998         1997         1996         1995          1999
                                                 ----------     ----------   ----------   ----------   ----------   -------------
Net asset value, beginning of period             $    14.96     $    15.15   $    12.99   $    12.14   $     9.78      $20.68
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Income from investment operations:
  Net investment income                                  --           0.03         0.02         0.04         0.04          --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Net gains (losses) on securities (both
    realized and unrealized)                           6.16           1.23         3.34         1.69         2.81       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total from investment operations                   6.16           1.26         3.36         1.73         2.85       (0.56)
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Less distributions:
  Dividends from net investment income                (0.04)         (0.02)       (0.03)       (0.03)       (0.10)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
  Distributions from net realized gains               (0.91)         (1.43)       (1.17)       (0.85)       (0.39)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
    Total distributions                               (0.95)         (1.45)       (1.20)       (0.88)       (0.49)         --
-----------------------------------------------  ----------     ----------   ----------   ----------   ----------      ------
Net asset value, end of period                   $    20.17     $    14.96   $    15.15   $    12.99   $    12.14      $20.12
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Total return(a)                                       42.79%          9.49%       28.53%       15.61%       31.03%      (2.71)%
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $2,623,901     $1,830,032   $1,650,234   $1,261,008   $1,050,011      $  714
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of expenses to average net assets                0.67%(b)       0.67%        0.68%        0.70%        0.71%       1.46%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Ratio of net investment income (loss) to
  average net assets                                  (0.01)%(b)      0.23%        0.11%        0.29%        0.33%      (0.80)%(c)
===============================================  ==========     ==========   ==========   ==========   ==========      ======
Portfolio turnover rate                                  92%            83%          88%         118%         126%         92%
===============================================  ==========     ==========   ==========   ==========   ==========      ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $2,381,357,904.
(c) Ratios are annualized and based on average net assets of $227,867.

                            PART C: OTHER INFORMATION

Item 23.     Exhibits

           a (1) - (a) Articles of Incorporation, of the Registrant, as filed with the State of Maryland on February 17, 1982, were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.

                 - (b) Articles of Amendment to the Articles of Incorporation,
                   as filed with the State of Maryland on September 16, 1982, were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.

                 - (c) Articles of Amendment to the Articles of Incorporation,
                   as filed with the State of Maryland on September 30, 1982, were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.

                 - (d) Articles of Amendment to the Articles of Incorporation,
                   as filed with the State of Maryland on November 23, 1988, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on September 12, 1988, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.

                 - (e) Articles Supplementary to the Articles of Incorporation
                   as filed with the State of Maryland on December 21, 1998, were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and are incorporated by reference herein.

                 - (f) Articles of Amendment to the Articles of Incorporation as
                   filed with the State of Maryland on December 21, 1998, were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and are incorporated by reference herein.


                 - (g) Articles Supplementary to the Articles of Incorporation
                   as filed with the State of Maryland on December 29, 1999, is filed electronically herewith.


           b (1) - (a) By-Laws of the Registrant were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982.

                 - (b) Amended By-Laws of the Registrant as adopted on February
                   18, 1987, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on April 28, 1989.

                 - (c) Amended By-Laws of the Registrant as adopted on May 24,
                   1988, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on April 28, 1989.

             (2) - (a) Amended and Restated By-Laws of the Registrant as adopted on June 11, 1989, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed on April 30, 1990, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                 - (b) First Amendment to the Amended and Restated By-Laws of
                   the Registrant as adopted on May 3, 1991, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                 - (c) Second Amendment to the Amended and Restated By-Laws of
                   the Registrant as adopted on March 14, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

             (3) - (a) Amended and Restated By-Laws of the Registrant as adopted on December 11, 1996, were filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 20 on February 24, 1997, and are incorporated by reference herein.


                 - (b) First Amendment dated June 9, 1999 to the Amended and
                   Restated By-Laws of the Registrant as adopted on December 11, 1996, is filed electronically herewith.


           c     - Instruments Defining Rights of Security Holders - None.

           d (1) - Investment Advisory Agreement, dated October 5, 1988, between
                   Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992.

             (2) - Investment Advisory Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

             (3) - Master Investment Advisory Agreement, dated February 28,
                   1997, between Registrant and A I M Advisors, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.

             (4) - Sub-Advisory Agreement, dated October 5, 1988, between A I M
                   Advisors, Inc. and NCNB Texas National Bank, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992.

             (5) - Sub-Advisory Agreement, dated October 18, 1993, between A I M
                   Advisors, Inc. and NationsBank of Texas, N.A., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

             (6) - Sub-Advisory Agreement, dated October 18, 1993, between A I M
                   Advisors, Inc. and NationsBank of Texas, N.A., as assumed by TradeStreet Investment Associates, Inc., as of April 1, 1996.

             (7) - Assumption Agreement, dated April 1, 1996, between A I M
                   Advisors, Inc. and TradeStreet Investment Associates, Inc., was filed electronically as an Exhibit with Registrant's Post-Effective Amendment No. 20, on February 24, 1997.

             (8) - Sub-Advisory Agreement, dated February 28, 1997, between
                   A I M Advisors, Inc. and TradeStreet Investment Associates, Inc. was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.

             (9) - (a) Foreign Country Selection and Mandatory Securities
                   Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and is incorporated by reference herein.

                 - (b) Amendment No. 1, dated September 28, 1998 to the Foreign
                   Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and is incorporated by reference herein.


                 - (c) Amendment No. 2, dated December 14, 1998, to the Foreign
                   Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.



                 - (d) Amendment No. 3, dated December 22, 1998, to the Foreign
                   Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.



                 - (e) Amendment No. 4, dated January 26, 1999, to the Foreign
                   Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.



                 - (f) Amendment No. 5, dated March 1, 1999, to the Foreign
                   Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.



                 - (g) Amendment No. 6, dated March 18, 1999, to the Foreign
                   Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, is filed electronically herewith.



                 - (h) Amendment No. 7, dated November 15, 1999, to the Foreign
                   Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between A I M Advisors, Inc. and the Registrant, is filed electronically herewith.


           e (1) - Distribution Agreement, dated August 27, 1985, between
                   Registrant and A I M Distributors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on April 28, 1986.

             (2) - Distribution Agreement, dated October 18, 1993, between
                   Registrant and A I M Distributors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

             (3) - (a) Distribution Agreement, dated February 28, 1997, between
                   Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.


                 - (b) Amendment No. 1, dated March 1, 1999, to the Distribution
                   Agreement, dated February 28, 1997, between Registrant and
                   A I M Distributors, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 23 on February 25, 1999 and is incorporated by reference herein.


           f (1) - Retirement Plan for Registrant's Non-Affiliated Directors was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994.

             (2) - Retirement Plan for Registrant's Non-Affiliated Directors,
                   effective as of March 8, 1994, as restated September 18, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996 and is incorporated by reference herein.

             (3) - Form of Deferred Compensation Agreement for Registrant's
                   Non-Affiliated Directors was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994.

             (4) - Form of Deferred Compensation Plan for Registrant's
                   Non-Affiliated Directors as approved on December 5, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

             (5) - Form of Deferred Compensation Agreement for Registrant's
                   Non-Affiliated Directors for Non-Interested Directors and Trustees, as approved March 12, 1997, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.

           g (1) - Custodian Contract, between Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed on March 1, 1988.

             (2) - (a) Custodian Contract, dated March 7, 1988, between
                   Registrant and State Street Bank and Trust Company, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

                 - (b) Amendment No. 1, dated September 19, 1995, to the
                   Custodian Contract dated March 7, 1988, between Registrant and State Street Bank and Trust Company, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

                 - (c) Amendment No. 2 dated September 28, 1996 to the Custodian
                   Contract dated March 7, 1988 between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and is incorporated by reference herein.

                 - (d) Amendment to Custodian Contract dated September 9, 1998, to the Custodian Contract dated March 7, 1988 between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and is incorporated by reference herein.

           h (1) - Transfer Agency Agreement was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1 filed on May 13, 1983.

             (2) - Administrative Services Agreement, dated June 11, 1989, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed on April 30, 1990.

             (3) - Administrative Services Agreement, dated October 18, 1993, between the Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

             (4) - Administrative Services Agreement, dated February 28, 1997, between the Registrant and A I M Advisors, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein.

             (5) - (a) Administrative Services Agreement, dated October 18,
                   1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                 - (b) Amendment No.1, dated May 11, 1994, to the Administrative
                   Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                 - (c) Amendment No. 2, dated July 1, 1994, to the
                   Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                 - (d) Amendment No. 3, dated September 16, 1994, to the
                   Administrative Services Agreement, dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

                 - (e) Amendment No. 4, dated November 1, 1994, to the
                   Administrative Services Agreement, dated November 1, 1994, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996.

            (10) - Administrative Services Agreement, dated February 28, 1997, between A I M Advisors, Inc. and A I M Fund Services, Inc., was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 21 on February 27, 1998, and is incorporated by reference herein herewith.


            (11) - Transfer Agency Agreement and Service Agreement, dated April
                   29, 1999, between Registrant and A I M Fund Services, Inc., is filed electronically herewith.



            (12) - Memorandum of Agreement, dated March 1, 1999, between
                   Registrant, on behalf of Class II Shares, and A I M Advisors, Inc. is filed electronically herewith.



            (13) - Agreement and Plan of Reorganization, dated December 7, 1999, between Registrant and AIM Summit Fund is filed electronically herewith.


           i (1) - Opinion and consent of Spengler Carlson Gubar Brodsky &
                   Frischling, dated March 5, 1984, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed on March 7, 1984, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

             (2) - Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP
                   was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 22 on December 29, 1998 and are incorporated by reference herein.

           j (1) - Auditors Consent of KPMG LLP, is filed electronically herewith.

             (2) - Consent of Ballard Spahr Andrews & Ingersoll, LLP is filed electronically herewith.

           k     - Financial Statements - None.

           l     - Letter from A I M Distributors, Inc., dated September 24,
                   1992, re: initial capital, was filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

           m     - Distribution Plan and Form of Shareholder Service Agreement
                   for Registrant's Class II Shares is filed electronically herewith.


           n     - Rule 18f-3 Plan, effective as of December 8, 1998, is filed electronically herewith.



           o (1) - The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended August 17, 1999, relating to A I M Management Group Inc. and A I M Advisors, Inc., is filed herewith electronically.



             (2) - Code of Ethics of Registrant, dated August 17, 1982, is filed herewith electronically.

Item 24. Persons Controlled by or under Common Control With Registrant.

         Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

         All of Registrant's issued and outstanding shares of Class I Shares of Common Stock are owned of record by State Street Bank and Trust Company ("State Street") as custodian for Summit Investors Plans I, a unit investment trust. State Street votes such shares in accordance with the instructions received from beneficial owners of Registrant's shares; and, as to shares for which no instructions are received, proportionately based upon the votes cast by beneficial owners who furnished instructions.

Item 25. Indemnification

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Under the terms of the Maryland General Corporation Law and the Registrant's Articles of Incorporation and By-laws, the Registrant may indemnify any person who was or is a director, officer or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Articles of Incorporation and By-laws, which are incorporated herein by reference. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

Item 26. Business and Other Connections of Investment Advisor

         Describe any other business, profession, vocation or employment of a substantial nature that each investment advisor of the Registrant, and each director, officer or partner of the advisor is, or has been, engaged within the two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.


         A I M Advisors, Inc.

         See Statement of Additional Information, Part B under headings "General Information About the Fund - Directors and Officers" for information concerning A I M Advisors, Inc.




Item 27. Principal Underwriters

     (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, depositor, or investment adviser.

           A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter, depositor or investment advisor to the following investment companies:

           AIM Advisor Funds, Inc.
           AIM Equity Funds, Inc. (Retail Classes)
           AIM Funds Group
           AIM Growth Series
           AIM International Funds, Inc.
           AIM Investment Funds
           AIM Investment Securities Funds (Retail Class)
           AIM Series Trust
           AIM Special Opportunities Funds
           AIM Tax-Exempt Funds, Inc.
           AIM Variable Insurance Funds, Inc.
           GT Global Floating Rate Fund, Inc.
           AIM Summit Investors Plans I

           AIM Summit Investors Plans II

         (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20:


Name and Principal           Positions and Offices                        Positions and Offices
Business Address*            with Underwriter                             with Registrant
------------------           ---------------------                        ---------------------

Charles T. Bauer             Chairman                                     Chairman & Director

Michael J. Cemo              President & Director                         None

Gary T. Crum                 Director                                     Senior Vice President

James L. Salners             Executive Vice President                     None

Robert H. Graham             Senior Vice President & Director             President & Director

John Caldwell                Senior Vice President                        None

W. Gary Littlepage           Senior Vice President & Director             None

Marilyn M. Miller            Senior Vice President                        None

Gene L. Needles              Senior Vice President                        None

Gordon J. Sprague            Senior Vice President                        None

Michael C. Vessels           Senior Vice President                        None

B. J. Thompson               First Vice President                         None

James R. Anderson            Vice President                               None

Dawn M. Hawley               Vice President & Treasurer                   None

Mary K. Coleman              Vice President                               None

Mary A. Corcoran             Vice President                               None

Melville B. Cox              Vice President & Chief Compliance Officer    Vice President

Glenda A. Dayton             Vice President                               None

Sidney M. Dilgren            Vice President                               None

Tony D. Green                Vice President                               None

Ofelia M. Mayo               Vice President, General Counsel & Assistant  Assistant Secretary
                             Secretary

Charles H. McLaughlin        Vice President                               None

Ivy B. McLemore              Vice President                               None

Terri L. Ransdell            Vice President                               None

Carol F. Relihan             Vice President                               Senior Vice President & Secretary

Kamala C. Sachidanandan      Vice President                               None

Frank V. Serebrin            Vice President                               None


---------------------------------
*   11 Greenway Plaza, Suite 100,
    Houston, TX  77046-1173

Name and Principal           Positions and Offices                        Positions and Offices
Business Address*            with Underwriter                             with Registrant
------------------           ---------------------                        ---------------------

Christopher T. Simutis       Vice President                               None

Gary K. Wendler              Vice President                               None

Normal W. Woodson            Vice President                               None

Luke P. Beausoleil           Assistant Vice President                     None

Sheila R. Brown              Assistant Vice President                     None

Scott E. Burman              Assistant Vice President                     None

Tisha B. Christopher         Assistant Vice President                     None

Mary E. Gentempo             Assistant Vice President                     None

David E. Hessel              Assistant Vice President,                    None
                             Assistant Treasurer & Controller

Simon R. Hoyle               Assistant Vice President                     None

Kathryn A. Jordan            Assistant Vice President                     None

Kim T. McAuliffe             Assistant Vice President                     None

David B. O'Neil              Assistant Vice President                     None

Rebecca Starling-Klatt       Assistant Vice President                     None

Nicholas D. White            Assistant Vice President                     None

Nancy L. Martin              Assistant General Counsel & Assistant        Assistant Secretary
                             Secretary

Samuel D. Sirko              Assistant General Counsel & Assistant        Assistant Secretary
                             Secretary

Kathleen J. Pflueger         Secretary                                    Assistant Secretary

Stephen I. Winer             Assistant Secretary                          Assistant Secretary

P. Michelle Grace            Assistant Secretary                          Assistant Secretary

Lisa A. Moss                 Assistant Secretary                          Assistant Secretary

---------------------------------
*   11 Greenway Plaza, Suite 100,
    Houston, TX  77046-1173

         (c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person.

         Not applicable.

Item 28. Location of Accounts and Records

         State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

         A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian and Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and its partially owned subsidiary, Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

Item 29. Management Services

         Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or B, disclosing the parties to the contract and the total amount paid and by whom for the Registrant's last three fiscal years.

         None.

Item 30. Undertakings

         In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Registrant intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

         Not Applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 25th day of February, 2000.

                                      REGISTRANT:     AIM SUMMIT FUND, INC.

                                      By: /s/ ROBERT H. GRAHAM
                                         --------------------------------------
                                              Robert H. Graham, President

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


             SIGNATURES                                                TITLE                              DATE
             ----------                                                -----                              ----
        /s/ CHARLES T. BAUER                                    Chairman & Director                 February 25, 2000
-------------------------------------
           (Charles T. Bauer)

        /s/ ROBERT H. GRAHAM                                   Director & President
-------------------------------------                                                               February 25, 2000
           (Robert H. Graham)                              (Principal Executive Officer)

        /s/ BRUCE L. CROCKETT
-------------------------------------                                Director                       February 25, 2000
           (Bruce L. Crockett)

        /s/ OWEN DALY II
-------------------------------------                                Director                       February 25, 2000
           (Owen Daly II)

        /s/ EDWARD K. DUNN, JR.
-------------------------------------                                Director                       February 25, 2000
           (Edward K. Dunn, Jr.)

        /s/ JACK FIELDS
-------------------------------------                                Director                       February 25, 2000
           (Jack Fields)

        /s/ CARL FRISCHLING
-------------------------------------                                Director                       February 25, 2000
           (Carl Frischling)

        /s/ PREMA MATHAI-DAVIS
-------------------------------------                                Director                       February 25, 2000
           (Prema Mathai-Davis)

        /s/ LEWIS F. PENNOCK
-------------------------------------                                Director                       February 25, 2000
           (Lewis F. Pennock)

        /s/ LOUIS S. SKLAR
-------------------------------------                                Director                       February 25, 2000
           (Louis S. Sklar)
                                                                 Vice President &
        /s/ DANA R. SUTTON                                Treasurer (Principal Financial
-------------------------------------                         and Accounting Officer)               February 25, 2000
          (Dana R. Sutton)


                                INDEX TO EXHIBITS



Exhibit
Number                    Description
------                    -----------
a(1)(g)          -        Articles Supplementary to the Articles of Incorporation as filed with the State of Maryland on December 29, 1999

b(3)(b)          -        First Amendment dated June 9, 1999 to the Amended and Restated By-Laws of the Registrant
                          adopted on December 11, 1996

d(9)(g)          -        Amendment No. 6, March 18, 1999, to the Foreign Country Selection and Mandatory Securities
                          Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between
                          Registrant and A I M Advisors, Inc.

d(9)(h)          -        Amendment No. 7, November 15, 1999, to the Foreign Country Selection and Mandatory
                          Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, by and between Registrant and A I M Advisors, Inc.

h(11)            -        Transfer Agency Agreement and Service Agreement, dated April 29, 1999, between Registrant and A I M Fund Services, Inc.

h(12)            -        Memorandum of Agreement, dated March 1, 1999, between Registrant on behalf of Class II
                          Shares, and A I M Advisors, Inc.

h(13)            -        Agreement and Plan of Reorganization, dated December 7, 1999, between Registrant and AIM
                          Summit Fund.


j(1)             -        Auditor's Consent of KPMG LLP.


 (2)             -        Consent of Ballard Spahr Andrews & Ingersoll, LLP.

o(1)             -        The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended August 17,
                          1999, relating to A I M Management Group Inc. and A I M Advisors, Inc.

 (2)             -        Code of Ethics of Registrant, dated August 17, 1982